EXHBIIT 10.76


CLIFFORD                                          LIMITED LIABILITY PARTNERSHIP
CHANCE
                                                                 CONFORMED COPY







                              DATED 1 OCTOBER 2001




                     YORKSHIRE ELECTRICITY DISTRIBUTION plc

                   as Substituted Issuer as of 1 October 2001


                                     - and -


                         YORKSHIRE ELECTRICITY GROUP PLC

                         as Former Issuer and Guarantor


                                     - and -


                         BANKERS TRUSTEE COMPANY LIMITED

                                   as Trustee



                          THIRD SUPPLEMENTAL TRUST DEED

                 relating to (pound)200,000,000 9 1/4 per cent.
                                 Bonds due 2020

                                    CONTENTS

Clause Page

1. Definitions And Interpretation.............................................1

2. Representations And Warranties.............................................2

3. Amendments To The Principal Trust Deed.....................................2

4. Substituted Issuer And Guarantor...........................................3

5. Conditions Precedent.......................................................3

6. Costs, Expenses And Indemnification........................................4

7. Further Assurance..........................................................4

8. Counterparts...............................................................4

9. Governing Law And Jurisdiction.............................................5

10. Third Party Rights........................................................5

Schedule 1 AMENDED AND RESTATED TRUST DEED FOR 2020 BONDS.....................6

Schedule 2 LEGAL OPINION AS TO ENGLISH LAW...................................86

Schedule 3 FORM OF DIRECTOR'S CERTIFICATE....................................91

Schedule 4 FORM OF NOTICE TO BONDHOLDERS.....................................92

THIS THIRD SUPPLEMENTAL TRUST DEED is made on 1 October 2001

BETWEEN:

(1) YORKSHIRE ELECTRICITY DISTRIBUTION plc as substituted issuer as of 1 October 2001 (the "Substituted Issuer");

(2) YORKSHIRE ELECTRICITY GROUP plc as former issuer (in such capacity, the "Former Issuer") and as guarantor (in such capacity, the "Guarantor"); and

(3) BANKERS TRUSTEE COMPANY LIMITED (the "Trustee" which expression where the context so admits, includes all persons for the time being the trustee or trustees of this Third Supplemental Trust Deed).

WHEREAS:

(A) The Former Issuer has issued Original Bonds constituted by a trust deed (the "Principal Trust Deed") dated 17 January 1995 made between the Former Issuer and the Trustee.

(B) This Third Supplemental Trust Deed is supplemental to the Principal Trust Deed as modified by a first supplemental trust deed (the "First Supplemental Trust Deed") dated 27 July 1995 amending the terms of the Principal Trust Deed for the purposes of issuing further Bonds and for such purposes the Principal Trust Deed and the First Supplemental Trust Deed should be read and construed in conjunction as one deed. The parties to the Principal Trust Deed and the First Supplemental Trust Deed entered into a Second Supplemental Trust Deed (the "Second Supplemental Trust Deed") dated 19 September 1996 for the purposes of making certain amendments to the Principal Trust Deed.

(C) The parties hereto have agreed to amend and restate the Principal Trust Deed on the terms of this Third Supplemental trust deed (the "Third Supplemental Trust Deed") Set out in Schedule 1 hereof, (i) so as to incorporate all the amendments made by the Second Supplemental Trust Deed, (ii) as a consequence of changes in the UK regulatory regime for the electricity sector under the Utilities Act 2000, to provide for the substitution of the Substituted Issuer for the Former Issuer as issuer and the addition of the Guarantor pursuant to Condition 14 and Clause 20 of the Principal Trust and to make various other amendments (the "Regulatory Changes") and (iii) to make various miscellaneous amendments to the Conditions, pursuant to Condition 16(b) and Clause 18(B)(i) of the Principal Trust Deed.

NOW THIS DEED WITNESSETH and it is hereby agreed and declared as follows:

1. DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Third Supplemental Trust Deed the following expressions have the following meanings:

         "IFA" means an independent financial advisor, appointed pursuant to an engagement letter dated 28 September 2001; and

         "Completion Date" means 1 October 2001 or such other date as the Trustee may agree by notice to the other parties hereto.

1.2      Principles of interpretation

         In this Third Supplemental Trust Deed:

1.2.1 Clauses and Schedules: any reference to a Schedule or a Clause or sub-clause is, unless otherwise stated, to a schedule hereto or a clause or sub-clause hereof respectively; and

1.2.2 Principal Trust Deed: save as herein otherwise provided, all Words and expressions defined in the Principal Trust Deed shall where the context so requires and admits have the same meaning in this Third Supplemental Trust Deed and the principles of interpretation specified in Clause 1(B) of the Principal Trust Deed shall where the context so requires and admits also apply to this Third Supplemental Trust Deed.

2. REPRESENTATIONS AND WARRANTIES

         The Former Issuer, the Substituted Issuer and the Guarantor, represent and warrant to the Trustee as follows:

2.1 Each of the Former Issuer, the Substituted Issuer and the Guarantor is duly incorporated under the laws of England and has full power and capacity to execute and deliver this Third Supplemental Trust Deed and to undertake and perform the Obligations expressed to be assumed by it herein and has taken all necessary action to approve and authorise the same;

2.2.1 All authorisations, consents and approvals required by each of the Former Issuer, the Substituted Issuer and the Guarantor, for or in connection with the execution of this Third Supplemental Trust Deed and the performance by the Former Issuer, the Substituted Issuer and the Guarantor of the respective obligations expressed to be undertaken by them herein have been obtained and are in full force and effect;

2.3 No Event of Default, and no condition, event, or act which, with the lapse of time and/or the giving of a notice and/or the issuing of any certificate, would be an Event of Default, has occurred or will occur on the Completion Date.

3. AMENDMENTS TO THE PRINCIPAL TRUST DEED

3.1 The Principal Trust Deed, as supplemented by the Second Supplemental Trust Deed, with effect from the Completion Date, shall stand amended and restated in the form set out in Schedule 1.

3.2 The Principal Trust Deed, the Second Supplemental Trust Deed and this Third Supplemental Trust Deed shall be read and construed as one document.

3.3 The Trustee agrees, pursuant to Clause 18(b)(i) and Clause 20 of the Principal Trust Deed, and based, in respect of the amendments consequent on the Regulatory Changes, on expert advice received from the IFA, that the amendments made by this Third Supplemental Trust Deed are not materially prejudicial to the Holders and Couponholders and concurs with the amendments.

4. SUBSTITUTED ISSUER AND GUARANTOR

4.1 With effect as from the Completion Date, the Substituted Issuer shall observe and perform the obligations of the Former Issuer as issuer under the Principal Trust Deed and the Securities (including the Conditions endorsed thereon) as if it were and had been named as a party to the Principal Trust Deed and referred to in the Securities in place of the Former Issuer as issuer.

4.2 With effect as from the Completion Date, all the terms, provisions and conditions of the Principal Trust Deed and the Securities shall apply to the Substituted Issuer in all respects as if the Substituted Issuer had been the Issuer under the Principal Trust Deed and the Securities in place of the Former Issuer as issuer.

4.3 The Substituted Issuer hereby covenants with the Trustee that as from the Completion Date it will comply with, perform and observe all the provisions of the Principal Trust Deed and the Securities which are expressed to be binding on the Former Issuer as issuer.

4.4 The Guarantor hereby covenants with the Trustee that as from the Completion Date, in relation to the Securities, it will comply with and perform and observe all the obligations of the Third Supplemental Trust Deed and the Securities which are expressed to be binding on the Guarantor (as that term is defined in the Amended and Restated Trust Deed in Schedule 1).

5. CONDITIONS PRECEDENT

5.1      Conditions Precedent

5.1.1 This Third Supplemental Trust Deed shall only take effect on the Completion Date upon the delivery to the Trustee of the following documents in a form satisfactory to the Trustee:

         (a) Legal Opinion: opinion of Allen & Overy as to English law substantially in the form set out in Schedule 2;

         (b) Supplemental Agency Agreement: a duly executed supplemental agency agreement where the Substituted Issuer agrees to be bound by the Agency Agreement insofar as it relates to the Original Bonds as if it had been a party thereto in place of the Former Issuer and the Guarantor agrees to be bound by the Agency Agreements insofar as it relates to the Original Bonds;

         (c) IFA`s Certificate: a certificate dated on or before the Completion Date from the IFA;

         (d) Directors' Certificate: a certificate from two directors of the Substituted Issuer substantially in the form set out in
                  Schedule 3; and

         (e) Notice to Bondholders: the notice to Bondholders substantially in the form set out in Schedule 4 ("Notice to Bondholders").

5.1.2 The Substituted Issuer shall procure the publication of the Notice to Bondholders in accordance with the Third Supplemental Trust Deed as soon as practicable after the Completion Date.

5.2 The Trustee may in its discretion waive the delivery, or the form, of any of the documents referred to in Clause 5.1.1 of this Third Supplemental Trust Deed or any part of them.

6. COSTS, EXPENSES AND INDEMNIFICATION

6.1 The Substituted Issuer and the Guarantor shall, from time to time on demand of the Trustee, reimburse the Trustee for all proper costs and expenses (including legal fees) incurred by it in connection with the negotiation, preparation and execution or purported execution of this Third Supplemental Trust Deed and the completion of the matters herein contemplated.

6.2 The Substituted Issuer and the Guarantor shall jointly and severally indemnify the Trustee and every attorney, manager, agent, delegate or other person properly appointed by it hereunder against any and all losses, liabilities, costs, claims, actions or demands incurred by it or him or which may be made against it or him as a result of or in connection with the execution or purported execution of this Third Supplemental Trust Deed, the substitution of the Issuer, the addition of the Guarantor and the other amendments hereby effected.

7. FURTHER ASSURANCE

         Each of the Former Issuer, the Substituted Issuer and the Guarantor undertake to the Trustee to execute all such other documents and comply with all such other requirements to effect the substitution of the Substituted Issuer for the Former Issuer as issuer in relation to the Bonds and this Third Supplemental Trust Deed, the giving of the guarantee by the Guarantor, the other amendments contemplated hereby and any other matter incidental thereto as the Trustee may direct in the interests of the Holders.

8.       COUNTERPARTS

         This Third Supplemental Trust Deed may be executed in counterparts (and in engrossment, photocopy or facsimile form) and the executed documents shall, from the date on which all parties hereto have executed a counterpart hereof, be construed and have effect as though all such counterparts were one document executed by the parties hereto.

9. GOVERNING LAW AND JURISDICTION

9.1 This Third Supplemental Trust Deed is governed by, and shall be construed in accordance with, the laws of England.

9.2 Each of the Issuer, the Substituted Issuer and the Guarantor agrees for the benefit of the Trustee and the Holders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Third Supplemental Trust Deed or the Securities (respectively, "Proceedings" and "Disputes") and for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the Former Issuer, the Substituted Issuer and the Guarantor irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum. The submission to the jurisdiction of the courts of England shall not (and shall not be construed so as to) limit the right of the Trustee or any of the Holders to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

10. THIRD PARTY RIGHTS

         A person who is not party to this Third Supplemental Trust Deed may not enforce any terms of this Third Supplemental Trust Deed under the Contracts (Rights of Third Parties) Act 1999, but this does not affect any right or remedy of any third party which exists or is available apart from that Act.

IN WITNESS WHEREOF this Third Supplemental Trust Deed has been executed as a deed by the parties hereto and is intended to be and is hereby delivered on the day first before written.

                                   SCHEDULE 1

                 AMENDED AND RESTATED TRUST DEED FOR 2020 BONDS


                            DATED 17TH JANUARY, 1995,
                  AS AMENDED AND RESTATED ON 1ST OCTOBER, 2001


                     YORKSHIRE ELECTRICITY DISTRIBUTION PLC

                                     - and -

                         YORKSHIRE ELECTRICITY GROUP plc

                                     - and -

                         BANKERS TRUSTEE COMPANY LIMITED


                                   TRUST DEED

                                  constituting
                               (pound)200,000,000
                         9 1/4 percent. Guaranteed Bonds
                                    due 2020
                (with authority to issue further bonds or notes)

                                 For the Issuer:


                                  Allen & Overy
                                 One New Change
                                 London EC4M 9QQ


                                For the Trustee:


                                 Clifford Chance
                              200 Aldersgate Street
                                 London EC1A 7JJ

                                TABLE OF CONTENTS

Clause                                                                    Page

1.       Definitions .........................................................1
2.       Covenant to Repay and to Pay Interest on Original Bonds..............8
3.       Form and Issue of Original Bonds and Original Coupons...............11
4.       Fees, Duties and Taxes..............................................12
5.       Covenant of Compliance..............................................12
6.       Cancellation of Securities and Records..............................13
7.       Guarantee...........................................................14
8.       Enforcement.........................................................16
9.       Proceedings, Action and Indemnification.............................16
10.      Application of Moneys...............................................16
11.      Notice of Payments..................................................17
12.      Investment by Trustee...............................................17
13       Partial Payments....................................................18
14       Covenants by the Issuer and the Guarantor...........................18
15       Remuneration and Indemnification of Trustee.........................22
16.      Supplement of Trustee Acts..........................................23
17.      Trustee's Liability.................................................26
18.      Trustee Contracting with Issuer and the Guarantor...................26
19.      Waiver, Authorisation and Determination.............................27
20.      Holder of Definitive Bearer Security Assumed to be Couponholder.....27
21.      Substitution........................................................28
22.      Currency Indemnity..................................................29
23.      New Trustee.........................................................29
24.      Trustee's Retirement and Removal....................................30
25.      Trustee's Powers to be Additional...................................30
26.      Notices.............................................................31
27.      Governing Law.......................................................31
28.      Counterparts........................................................31
29.      Contracts (Rights of Third Parties) Act 1999........................31

THE FIRST SCHEDULE...........................................................35
THE SECOND SCHEDULE..........................................................50
THE THIRD SCHEDULE...........................................................72
THE FOURTH SCHEDULE..........................................................74
THE FIFTH SCHEDULE...........................................................82

THIS TRUST DEED is made on 17th January, 1995 and amended and restated as of 1st October, 2001 BETWEEN:

(1) YORKSHIRE ELECTRICITY DISTRIBUTION PLC, a company incorporated under the laws of England, whose registered office is at Carliol House, Market Street, Newcastle-upon-Tyne NEl 6NE (the "Issuer");

(2) YORKSHIRE ELECTRICITY GROUP plc, a company incorporated under the laws of England, whose registered office is at Carliol House, Market Street, Newcastle-upon-Tyne NEl 6NE ("YEG" or, in its capacity as guarantor, the "Guarantor"); and

(3) BANKERS TRUSTEE COMPANY LIMITED, a company incorporated under the laws of England, whose registered office is at Winchester House, 1 Great Winchester Street, London EC2A 2DB (the "Trustee", which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Holders and Couponholders (each as defined below).

WHEREAS:

(1) On 17th January, 1995 YEG issued(pound)200,000,000 9 1/4 per cent. Bonds due 2020 (the "Bonds").

(2) The Bonds are constituted by a trust deed dated 17th January, 1995 (the "Principal Trust Deed") as supplemented by a second supplemental trust deed dated 19th September, 1996, both made between YEG and the Trustee, and as further supplemented by a third supplemental trust deed made between the parties hereto and dated the date of this Trust Deed.

(3) By a resolution of the Board of Directors of the Issuer passed on 28th September, 2001 the Issuer agreed to become the principal debtor in respect of the Bonds in substitution for YEG.

(4) By a resolution of the Board of Directors of the Guarantor passed on 4th June, 2001 the Guarantor agreed to guarantee the Bonds and to enter into certain covenants as set out in this Trust Deed.

(5) The Bonds in definitive form will be either in bearer form with Coupons attached or in registered form without Coupons but holders of definitive Bonds in bearer form will have the option to exchange such Bonds for definitive Bonds in registered form and vice versa, all upon and subject to the terms and conditions of these presents.

(6) The Trustee has agreed to act as trustee of these presents for the benefit of the Holders and Couponholders upon and subject to the terms and conditions of these presents.

NOW THIS TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.       DEFINITIONS

(A) In these presents unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings:

         "Agency Agreement" means, in relation to the Securities of any series, the agreement appointing the initial Paying Agents and, if applicable, Registrar and Transfer Agents in relation to such Securities and any other agreement for the time being in force appointing Successor paying agents and, if applicable, registrars or transfer agents in relation to such Securities, or in connection with their duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Securities;

         "Agent Bank" means, in relation to the Securities of any relevant series, the bank initially appointed as agent bank in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agent Bank Agreement or, if applicable, any Successor agent bank in relation to such Securities;

         "Agent Bank Agreement" means, in relation to the Securities of any relevant series, the agreement (which may, but need not, be the relative Agency Agreement) appointing the initial Agent Bank in relation to such Securities and any other agreement for the time being in force appointing any Successor agent bank in relation to such Securities, or in connection with its duties, the terms of which have previously been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements in relation to such Securities;

         "Appointee" means any attorney, manager, agent, delegate or other person appointed by the Trustee under these presents;

         "Auditors" means the auditors for the time being of the Issuer or of the Guarantor (as the case may be) or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of these presents, such other firm of accountants as may be nominated or approved by the Trustee for the purposes of these presents after consultation with the Issuer and the Guarantor where, in the opinion of the Trustee, such consultation is practicable;

         "Bearer Securities" means those of the Securities which are for the time being in bearer form;

         "Capital and Reserves" has the meaning set out in Condition 5;

         "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

         "Conditions" means:

         (i) in relation to the Original Bonds, the Conditions to be endorsed on the Original Bonds in definitive form in the form or substantially in the form set out in the Second Schedule as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Original Bonds be construed accordingly; and

         (ii) in relation to the Further Securities of any series, the Conditions to be endorsed on such Further Securities in definitive form in the form or substantially in the form set out or referred to in the supplemental Trust Deed relating thereto as the same may from time to time be modified in accordance with these presents and any reference in these presents to a particular specified Condition or paragraph of a Condition shall in relation to the Further Securities of any series, unless either referring specifically to a particular specified Condition or paragraph of a Condition of such Further Securities or the context otherwise requires, be construed as a reference to the provisions (if any) in the Conditions thereof which correspond to the provisions of the particular specified Condition or paragraph of a Condition of the Original Bonds;

         "Couponholders" means the several persons who are for the time being holders of the Coupons;

         "Coupons" means the bearer interest coupons appertaining to the Bearer Securities in definitive form or, as the context may require, a specific number thereof and includes any replacements for Coupons issued pursuant to Condition 15 and, where the context so permits, the Talons;

         "Distribution Licence" has the meaning set out in Condition 5;

         "Distribution Subsidiary" has the meaning set out in Condition 5;

         "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

         "Event of Default" means any of the conditions, events or acts provided in Condition 12 to be events upon the happening of which the Securities of any series would, subject only to notice by the Trustee as therein provided, become immediately due and repayable;

         "Excluded Subsidiary" has the meaning set out in Condition 5;

         "Extraordinary Resolution" has the meaning set out in paragraph 20 of the Fourth Schedule;

         "Further Securities" means bonds or notes (whether in bearer or registered form) of the Issuer constituted by a trust deed supplemental to this Trust Deed pursuant to Clause 2(D) or the principal amount thereof for the time being outstanding or as the context may require a specific number thereof and includes any replacements for Further Securities issued pursuant to Condition 15 and where applicable any Global Security issued in respect thereof and, where the context requires or admits, includes the Receipts issued in respect of any Further Securities;

         "Global Security" means the Original Global Bond and/or any other global bond or note issued in respect of the Further Securities of any series and includes any replacements for Global Securities issued pursuant to Condition 15;

         "Holders" means the several persons who are for the time being holders of the Securities (being, in the case of Bearer Securities, the bearers thereof and, in the case of Registered Securities, the several persons whose names are entered in the register of holders of the Registered Securities as the holders thereof) and the words "holder" and "holders" and related expressions shall (where appropriate) be construed accordingly;

         "indebtedness for borrowed money" has the meaning set out in Condition
         5;

         "Liability" means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

         "London Stock Exchange" means the London Stock Exchange plc or any successor thereto;

         "Original Bearer Bonds" means those of the Original Bonds which are for the time being in bearer form;

         "Original Bondholders" means the several persons who are for the time being holders of the Original Bonds and, where the context so requires or admits, shall include the Original Receiptholders;

         "Original Bonds" means the bonds (whether in bearer or registered form) comprising the said (pound)200,000,000 9 1/4 per cent. Guaranteed Bonds due 2020 hereby constituted or the principal amount thereof for the time being outstanding or, as the context may require, a specific number thereof and includes any replacements for Original Bonds issued pursuant to Condition 15, where the context so requires or admits any Original Receipts and (except for the purposes of Clause 3) the Original Global Bond;

         "Original Couponholders" means the several persons who are for the time being holders of the Original Coupons;

         "Original Coupons" means the Coupons appertaining to the Original Bearer Bonds;

         "Original Global Bond" means the global bond in respect of the Original Bearer Bonds issued pursuant to Clause 3(A) in the form or substantially in the form set out in the Part I of the First Schedule;

         "Original Receiptholders" means the holders of the Original Receipts;

         "Original Receipts" means the Receipts appertaining to the Original Bonds;

         "Original Registered Bonds" means those of the Original Bonds which are for the time being in registered form;

         "Original Talons" means the Talons appertaining to the Original Bearer Bonds in definitive form;

         "outstanding" means in relation to the Securities all the Securities issued other than:

         (a) those Securities which have been redeemed pursuant to these presents;

         (b) those Securities in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including premium (if any) and all interest payable thereon) have been duly paid to the Trustee or to the Principal Paying Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the relative Holders in accordance with Condition 16) and remain available for payment against presentation of the relevant Securities and/or Coupons;

         (c) those Securities which have been purchased and cancelled in accordance with Condition 8;

         (d)      those Securities which have become void under Condition 11;

         (e) those mutilated or defaced Securities which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 15;

         (f) (for the purpose only of ascertaining the principal amount of the Securities outstanding and without prejudice to the status for any other purpose of the relevant Securities) those Securities which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 15;

         (g) any Global Security to the extent that it shall have been exchanged for another Global Security in respect of the Securities of the relevant series or for the Securities of the relevant series in definitive form pursuant to its provisions; and
                                      5

         (h) those Bearer Securities which have been exchanged for Registered Securities (and, where applicable, vice versa) and which have been cancelled or, if permitted by the Conditions of such Securities, are for the time being retained by or on behalf of the Issuer, in each case pursuant to the provisions of these presents;

         PROVIDED THAT for each of the following purposes, namely:

         (i) the right to attend and vote at any meeting of the Holders or any of them;

         (ii) the determination of how many and which Securities are for the time being outstanding for the purposes of Clause 9(A), Conditions 12, 13 and 17 and paragraphs 2, 5, 6 and 9 of the Fourth Schedule;

         (iii) any discretion, power or authority (whether contained in these presents or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Holders or any of them; and

         (iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Holders or any of them,

         those Securities (if any) which are for the time being held by, for the benefit of, or on behalf of, the Issuer, the Guarantor or any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

         "Participating Securities" means Registered Securities comprised in or, as the case may be, comprising any series of Securities which are, for the time being, participating securities pursuant to the Regulations;

         "Paying Agents" means, in relation to the Securities of any series, the several institutions (including where the context permits the Principal Paying Agent) at their respective specified offices initially appointed as paying agents in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement and/or, if applicable, any Successor paying agents in relation to such Securities;

         "Potential Event of Default" means any condition, event or act which, with the lapse of time and/or the issue, making or giving of any notice, certification, declaration, demand, determination and/or request and/or the taking of any similar action and/or the fulfilment of any similar condition, would constitute an Event of Default;

         "Principal Paying Agent" means, in relation to the Securities of any series, the institution at its specified office initially appointed as principal paying agent in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement or, if applicable, any Successor principal paying agent in relation to such Securities;
                                      6

         "Project Finance Indebtedness" has the meaning set out in Condition 5;

         "Receiptholders" means the holders of the Receipts;

         "Receipts" means the non-transferable receipts (if any) for Securities to be issued by Paying Agents to the Holders pursuant to Condition 9(c);

         "Redemption Date" means, in relation to Participating Securities, the due date for the redemption (in whole or in part) of the Participating Securities;

         "Reference Banks" means, in relation to the Securities of any relevant series, the several banks initially appointed as reference banks in relation to such Securities by the Issuer and the Guarantor and referred to in the Conditions of such Securities and/or, if applicable, any Successor reference banks in relation to such Securities;

         "Register" means, in relation to Participating Securities, the register referred to in Condition 7;

         "Registered Securities" means those of the Securities which are for the time being in registered form;

         "Registrar" means, in relation to the Securities of any relevant series (being, or which are exchangeable for, Registered Securities), the institution at its specified office initially appointed as registrar in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement or, if applicable, any Successor registrar in relation to such Securities;

         "Regulations" means the Uncertificated Securities Regulations 1995 (SI 1995 No. 95/3272) including any modification thereof or any regulations in substitution thereof made under Section 207 of the Companies Act 1989 and for the time being in force;

         "Relevant Date" has the meaning set out in Condition 10;

         "Relevant Indebtedness" has the meaning set out in Condition 5;

         "repay", "redeem" and "pay" shall each include both the others and cognate expressions shall be construed accordingly;

         "Restructuring Event" has the meaning set out in Condition 9(d)(vi);

         "Security Interest" has the meaning set out in Condition 5;

         "Securities" means, as the context may require, the Original Bonds and/or any Further Securities and/or any series thereof;

         "Subsidiary" has the meaning set out in Condition 5;

         "Successor" means, in relation to the Agent Bank, the Principal Paying Agent, the other Paying Agents, the Reference Banks, the Registrar and the Transfer Agents, any successor to any one or more of them in relation to the Securities of the relevant series which shall become such pursuant to the provisions of these presents, the relative Agent Bank Agreement and/or the relative Agency Agreement (as the case may be) and/or such other or further agent bank, principal paying agent, paying agents, reference banks, registrar and/or transfer agents (as the case may be) in relation to such Securities as may (with the prior approval of, and on terms previously approved by, the Trustee in writing) from time to time be appointed as such, and/or, if applicable, such other or further specified offices (in the former case being within the same city as those for which they are substituted) as may from time to time be nominated, in each case by the Issuer and, if applicable, the Guarantor, and (except in the case of the initial appointments and specified offices made under and specified in the Conditions, the relative Agent Bank Agreement and/or the relative Agency Agreement, as the case may be) notice of whose appointment or, as the case may be, nomination has been given to the relevant Holders pursuant to Clause 14(xiii) in accordance with Condition 16;

         "Talons" means the talons appertaining to, and exchangeable in accordance with the provisions therein contained for further Coupons appertaining to, the Bearer Securities of any relevant series in definitive form and includes any replacements for Talons issued pursuant to Condition 15;

         "The Stock Exchange" means, in relation to the Securities of any relevant series, the stock exchange or exchanges (if any) on which such Securities are quoted or listed on the issue thereof;

         "these presents" means this Trust Deed and the Schedules and any Trust Deed supplemental hereto and the Schedules (if any) thereto and the Securities, the Coupons and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained;

         "Transfer Agents" means, in relation to the Securities of any relevant series (being, or which are exchangeable for, Registered Securities), the institutions at their respective specified offices initially appointed as transfer agents in relation to such Securities by the Issuer and the Guarantor pursuant to the relative Agency Agreement and/or, if applicable, any Successor transfer agents in relation to such Securities;

         "Trust Corporation" means a corporation entitled by rules made under the Public Trustee Act 1906 of Great Britain or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee;

         "UK Listing Authority" means the Financial Services Authority in its capacity as competent authority under the Financial Services Act 1986;

         words denoting the singular shall include the plural and vice versa;

         words denoting one gender only shall include the other genders; and

         words denoting persons only shall include firms and corporations and vice versa.

(B) (i) All references in these presents to principal and/or premium and/or interest in respect of the Securities or to any moneys payable by the Issuer and/or the Guarantor under these presents shall be deemed to include a reference to any additional amounts which may be payable under Condition 10 or, if applicable, under any undertaking or covenant given pursuant to Clause 14(xv) or Clause 21 (A)(2)(ii).

         (ii) All references in these presents to principal or principal amount shall, unless the context otherwise requires, be deemed to include the Redemption Price (as defined in Condition 8).

         (iii) All references in these presents to "pounds", "sterling", "pounds sterling" or the sign "(pound)" shall be construed as references to the lawful currency for the time being of the United Kingdom.

         (iv) All references in these presents to any statute or any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such modification or re-enactment.

         (v) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

         (vi) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

         (vii) All references in these presents to taking proceedings against the Issuer or the Guarantor shall be deemed to include references to proving in the winding up of the Issuer and/or the Guarantor.

         (viii) Wherever in these presents the Issuer or the Guarantor is required to give an opinion or make any determination, the Issuer or, as the case may be, the Guarantor shall, in so doing, be entitled to rely on advice from professional advisers but so that, as between the Issuer, the Guarantor, the Trustee, the Holders and the Couponholders, the Issuer or, as the case may be, the Guarantor shall be liable as to the validity of such opinion or determination.

         (ix) Unless the context otherwise requires words or expressions used in these presents hall bear the same meanings as in the Companies Act 1985 of Great Britain.

         (x) In this Trust Deed references to Schedules, Clauses, sub-clauses, paragraphs and sub-paragraphs shall be construed as references to the Schedules to this Trust Deed and to the Clauses, sub-clauses, paragraphs and sub-paragraphs of this Trust Deed respectively.

         (xi) In these presents, tables of contents and Clause headings are included for ease of reference and shall not affect the construction of these presents.

         (xii) In these presents, words and expressions defined in the Regulations and not defined in these presents or in the Companies Act 1985 of Great Britain shall when used in these presents have the same meanings as are given to them in the Regulations.

         (xiii) In these presents, references to any Registered Securities being in uncertificated form or in certificated form are references to those Registered Securities being an uncertificated unit or uncertificated units of the relevant Securities or a certificated unit or certificated units of the relevant Securities respectively.

         (xiv) All references in these presents to Securities being "listed" or "having a listing" shall, in relation to the London Stock Exchange, be construed to mean that such Securities have been admitted to the Official List by the UK Listing Authority and to trading on the London Stock Exchange's market for listed securities and all references in these presents to "listing" or "listed" shall include references to "quotation" and "quoted", respectively.

         (xv) All references in these presents to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system as is approved by the Trustee.

2.       COVENANT TO REPAY AND TO PAY INTEREST ON ORIGINAL BONDS

(A) THE aggregate principal amount of the Original Bonds is limited to (pound)200,000,000.

(B) The Issuer covenants with the Trustee that it will, in accordance with these presents, on the due date for the final maturity of the Original Bonds provided for in the Conditions, or on such earlier date as the same or any part thereof may become immediately due and repayable thereunder, pay or procure to be paid unconditionally to or to the order of the Trustee in pounds sterling in London in immediately available funds the principal amount of the Original Bonds repayable on that date and shall in the meantime and until such date (both before and after any judgment or other order of a court of competent jurisdiction) pay or procure to be paid unconditionally to or to the order of the Trustee as aforesaid interest (which shall accrue from day to day) on the principal amount of the Original Bonds at the rate of 9 1/4 per cent. per annum payable (less tax, if appropriate) annually in arrear on 17th January, the first such payment to be made on 17th January, 1996 and to amount to a full year's interest PROVIDED THAT:

         (i) every payment of principal or interest in respect of the Original Bearer Bonds and every payment of principal in respect of the Original Registered Bonds to or to the account of the Principal Paying Agent in the manner provided in the Agency Agreement shall operate in satisfaction pro tanto of the relative covenant by the Issuer in this Clause except to the extent that there is default in the subsequent payment thereof in accordance with the Conditions to the relevant Original Bondholders or Original Couponholders (as the case may be);

         (ii) every payment of interest in respect of the Original Registered Bonds to the relevant Original Bondholders as provided in the Conditions (whether by the Issuer or the Registrar) shall operate in satisfaction pro tanto of the relative covenant by the Issuer in this Clause;

          (iii) in any case where payment of principal is not made to the Trustee or the Principal Paying Agent on or before the due date, interest shall continue to accrue on the principal amount of the Original Bonds (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date which the Trustee determines to be the date on and after which payment is to be made to the Original Bondholders in respect thereof as stated in a notice given to the Original Bondholders in accordance with Condition 16 (such date to be not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Trustee or the Principal Paying Agent);

          (iv) in any case where payment of the whole or any part of the principal amount of any Original Bond is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by proviso (iii) above) interest shall accrue on that principal amount payment of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rate aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from and including the date of such withholding or refusal up to and including the date on which, upon further presentation of the relevant Original Bond, payment of the full amount (including interest as aforesaid) in pounds sterling payable in respect of such Original Bond is made or (if earlier) the seventh day after notice is given to the relevant Original Bondholder (either individually or in accordance with Condition 16) that the full amount (including interest as aforesaid) in pounds sterling payable in provided that, upon further presentation thereof being duly made, such payment is made.

The Trustee will hold the benefit of this covenant on trust for the   Original
Bondholders and the Original Couponholders in accordance with these presents.

         TRUSTEE'S REQUIREMENTS REGARDING PAYING AGENTS, REGISTRAR AND TRANSFER AGENTS

(C) At any time after an Event of Default or a Potential Event of Default shall have occurred or the Securities shall otherwise have become due and repayable or the Trustee shall have received any money which it proposes to pay under Clause 10 to the Holders and/or Couponholders, the Trustee may:

         (i) by notice in writing to the Issuer, the Guarantor, the Principal Paying Agent, the other Paying Agents, the Registrar and the Transfer Agents require the Principal Paying Agent, the other Paying Agents, the Registrar and the Transfer Agents pursuant to the Agency Agreement:

                  (a) to act thereafter as Principal Paying Agent, Paying Agents, Registrar and Transfer Agents respectively of the Trustee in relation to payments to be made by or on behalf of the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Agency Agreement (save that the Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Paying Agents, the Registrar and the Transfer Agents shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents relating to the relative Securities) and thereafter to hold all Securities and Coupons and all sums, documents and records held by them in respect of Securities and Coupons on behalf of the Trustee; or

                  (b) to deliver up all Securities and Coupons and all sums, documents and records held by them in respect of Securities and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relative Paying Agent, the Registrar or the relative Transfer Agent, as the case may be, is obliged not to release by any law or regulation; and

         (ii) by notice in writing to the Issuer and the Guarantor require each of them to make all subsequent payments in respect of the Securities and Coupons to or to the order of the Trustee and not to the Principal Paying Agent; with effect from the issue of any such notice to the Issuer and the Guarantor and until such notice is withdrawn provisos (i) and (ii) to sub-clause
                  (B) of this Clause relating to the Original Bonds and any similar provisos relating to any Further Securities shall cease to have effect.

         FURTHER ISSUES

(D)      (i)      The Issuer shall be at liberty from time to time (but
                  subject always to the provisions of these presents) without the consent of the Holders or Couponholders to create and issue further bonds or notes (whether in bearer or registered form) either (a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon), and so that the same shall be consolidated and form a single series, with the Original Bonds and/or the Further Securities of any series or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may at the time of issue thereof determine.

         (ii) Any further bonds or notes which are to be created and issued pursuant to the provisions of paragraph (i) above so as to form a single series with the Original Bonds and/or the Further Securities of any series shall be constituted by a trust deed supplemental to this Trust Deed and any other further bonds or notes which are to be created and issued pursuant to the provisions of paragraph (i) above may (subject to the consent of the Trustee) be constituted by a trust deed supplemental to this Trust Deed. In any such case the Issuer and the Guarantor shall prior to the issue of any further bonds or notes to be so constituted (being Further Securities) execute and deliver to the Trustee a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted accordingly) and containing a covenant by the Issuer in the form mutatis mutandis of Clause 2(B) in relation to the principal, premium (if any) and interest in respect of such Further Securities and such other provisions (whether or not corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require.

         (iii) A memorandum of every such supplemental Trust Deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer and the Guarantor on their duplicates of this Trust Deed.

         (iv) Whenever it is proposed to create and issue any Further Securities the Issuer shall give to the Trustee not less than 14 days' notice in writing of its intention so to do stating the amount of further bonds or notes proposed to be created and issued.

(E) Any Further Securities not forming a single series with the Original Bonds or Further Securities of any series shall form a separate series and accordingly, unless for any purpose the Trustee in its absolute discretion shall otherwise determine, the provisions of sub-clause (C) of this Clause and of Clauses 4 to 22 (both inclusive) and 23(B) and the Third and Fourth Schedules shall apply mutatis mutandis separately and independently to each series of the Securities and in such Clauses and Schedules the expressions "Securities", "Holders", "Coupons", "Couponholders", "Receipts", "Receiptholders" and "Talons" shall be construed accordingly.

3.        FORM AND ISSUE OF ORIGINAL BONDS AND ORIGINAL COUPONS

(A) THE Original Bearer Bonds were represented initially by the Original Global Bond which the Issuer issued to a bank depositary common to both Euroclear and Clearstream, Luxembourg on terms that such depositary held the same for the account of the persons who would otherwise be entitled to receive the Original Bearer Bonds in definitive form ("Definitive Original Bearer Bonds") (as notified to such depositary by UBS Limited on behalf of the managers of the issue of the Original Bonds) and the successors in title to such persons as appearing in the records of Euroclear and Clearstream, Luxembourg for the time being. The Original Global Bond was in the aggregate principal amount of (pound)187,500,000 and was exchangeable for Definitive Original Bearer Bonds in accordance with the provisions of the Original Global Bond.

(B) The Original Global Bond was printed or typed in the form or substan-tially in the form set out in Part I of the First Schedule. The Original Global Bond was signed manually by a person duly authorised by YEG on behalf of YEG and was authenticated by or on behalf of the Principal Paying Agent. The Original Global Bond so executed and authenticated shall be a binding and valid obligation of the Issuer.

(C) YEG issued the Definitive Original Bearer Bonds (together with the unmatured Original Coupons attached) in exchange for the Original Global Bond in accordance with the provisions thereof.

(D)      (i)      The Definitive Original Bearer Bonds and the Original
                  Coupons are to bearer in the respective forms or substantially in the respective forms set out in Part I of the Second
                  Schedule to the Principal Trust Deed (subject to sub-clause
                  3(D)(iii) below) and the Definitive Original Bearer Bonds are issued in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each (serially numbered) and are endorsed with the Conditions. Title to the Definitive Original Bearer Bonds and the Original Coupons shall pass by delivery.

         (ii) The Original Registered Bonds are in definitive registered form, are in the form or substantially in the form set out in
                  Part II of the Second Schedule to the Principal Trust Deed (subject to sub-clause 3(D)(iii) below), are in the denomination and transferable in units of (pound)1 each or integral multiples thereof and are endorsed with the Conditions. Title to the Original Registered Bonds shall pass upon the registration of transfers in respect thereof in accordance with the provisions of these presents.

         (iii) Definitive Original Bearer Bonds or Original Registered Bonds in issue at 1st October, 2001, as well as any Definitive Original Bearer Bonds or Original Registered Bonds issued in replacement thereof pursuant to Condition 15, shall be deemed to be in the form of, and shall bear the rights and obligations set out in Part II or III, as the case may be, of the First Schedule and the Conditions set out in the Second Schedule, notwithstanding that the Definitive Original Bearer Bonds or Original Registered Bonds may be in the forms of Part I or Part II, as the case may be, of the Second Schedule to the Principal Trust Deed and may have endorsed thereon the Conditions in the form set out in Part III of the Second Schedule to the Principal Trust Deed.

(E) The Definitive Original Bearer Bonds and the Original Registered Bonds are signed manually or in facsimile by a Director of the issuer thereof on its behalf and, in the case of the Definitive Original Bearer Bonds, shall be authenticated by or on behalf of the Principal Paying Agent. The issuer may use the facsimile signature of any person who at the date such signature is affixed is a Director of the issuer notwithstanding that at the time of issue of any of the Definitive Original Bearer Bonds or the Original Registered Bonds he may have ceased for any reason to be the holder of such office. The Definitive Original Bearer Bonds so executed and authenticated, the Original Registered Bonds so executed, and the Original Coupons, upon execution and authentication of the relevant Definitive Original Bearer Bonds, are binding and valid obligations of the Issuer. The Original Coupons shall not be signed.

4.       FEES, DUTIES AND TAXES

         THE Issuer will pay any stamp, issue, registration, documentary and other fees, duties and taxes, including interest and penalties, payable on or in connection with (i) the execution and delivery of these presents, (ii) the constitution and original issue of the Securities and the Coupons and (iii) any action taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Holder or Couponholder to enforce, or to resolve any doubt concerning, or for any other purpose in relation to, these presents.

5.       COVENANT OF COMPLIANCE

         EACH of the Issuer and the Guarantor severally covenants with the Trustee that it will comply with and perform and observe all the provisions of these presents which are expressed to be binding on it. The Conditions shall be binding on the Issuer, the Guarantor, the Holders and the Couponholders. The Trustee shall be entitled to enforce the obligations of the Issuer and the Guarantor under the Securities and the Coupons as if the same were set out and contained in the trust deeds constituting the same, which shall be read and construed as one document with the Securities and the Coupons.

         The Trustee shall hold the benefit of this covenant upon trust for itself and the Holders and Couponholders according to its and their respective interests.

6.       CANCELLATION OF SECURITIES AND RECORDS

(A) THE Issuer shall procure that all Securities (i) redeemed or (ii) purchased by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and surrendered for cancellation or (iii) which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 15 or (iv) exchanged as provided in these presents (together in each case with all unmatured Coupons attached thereto or delivered therewith) and all Coupons paid in accordance with the Conditions or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition 15 and all Talons exchanged in accordance with the Conditions for further Coupons shall forthwith be cancelled by or on behalf of the Issuer and a certificate stating:

         (a) the aggregate principal amount of Securities which have been redeemed and the aggregate amounts in respect of Coupons which have been paid;

         (b) the serial numbers of such Bearer Securities in definitive form;

         (c) the total numbers (where applicable, of each denomination) by maturity date of such Coupons;

         (d) the aggregate amount of interest paid (and the due dates of such payments) on Global Securities and/or on Registered Securities;

         (e) the aggregate principal amount of Securities (if any) which have been purchased by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancelled and the serial numbers of such Bearer Securities in definitive form and the total number (where applicable, of each denomination) by maturity date of the Coupons attached thereto or surrendered therewith;

         (f) the aggregate principal amounts of Securities and the aggregate amounts in respect of Coupons which have been so exchanged or surrendered and replaced and the serial numbers of such Bearer Securities in definitive form and the total number (where applicable, of each denomination) by maturity date of such Coupons;

         (g) the total number (where applicable, of each denomination) by maturity date of unmatured Coupons missing from Securities in definitive form bearing interest at a fixed rate which have been redeemed or exchanged or surrendered and replaced and the serial numbers of the Bearer Securities in definitive form to which such missing unmatured Coupons appertained; and

         (h) the total number (where applicable, of each denomination) by maturity date of Talons which have been exchanged for further Coupons shall be given to the Trustee by or on behalf of the Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, payment, exchange or replacement (as the case may be). The Trustee may accept such certificate as conclusive evidence of redemption, purchase, exchange or replacement pro tanto of the Securities or payment of interest thereon or exchange of the Talons respectively and of cancellation of the relative

(B) The Issuer shall procure (i) that the Principal Paying Agent shall keep a full and complete record of all Securities and Coupons (other than serial numbers of Coupons) and of their redemption, purchase by or on behalf of the Issuer, the Guarantor or any other Subsidiary of the Guarantor, cancellation, payment or exchange (as the case may be) and of all replacement securities or coupons or talons issued in substitution for lost, stolen, mutilated, defaced or destroyed Securities or Coupons (ii) that the Principal Paying Agent shall in respect of the Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of 10 years from the Relevant Date in respect of such Coupons and (in the case of Talons) indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged and (iii) that such records and Coupons (if any) shall be made available to the Trustee at all reasonable times.

7.       GUARANTEE

(A)      THE Guarantor hereby irrevocably and unconditionally guarantees to the
         Trustee:

         (1) the due and punctual payment in accordance with the provisions of these presents of the principal of and premium (if any) and interest on the Securities and of any other amounts payable by the Issuer under these presents; and

         (2) the due and punctual performance and observance by the Issuer of each of the other provisions of these presents on the Issuer's part to be performed or observed.

(B) If the Issuer fails for any reason whatsoever punctually to pay any such principal, premium, interest or other amount, the Guarantor shall cause each and every such payment to be made as if the Guarantor instead of the Issuer were expressed to be the primary obligor under these presents and not merely as surety (but without affecting the nature of the Issuer's obligations) to the intent that the holder of the relevant Security or Coupon or the Trustee (as the case may be) shall receive the same amounts in respect of principal, premium, interest or such other amount as would have been receivable had such payments been made by the Issuer.

(C) If any payment received by the Trustee or any Holder or Couponholder under the provisions of these presents shall (whether on the subsequent bankruptcy, insolvency or corporate reorganisation of the Issuer or, without limitation, on any other event) be avoided or set aside for any reason, such payment shall not be considered as discharging or diminishing the liability of the Guarantor and this guarantee shall continue to apply as if such payment had at all times remained owing by the Issuer and the Guarantor shall indemnify the Trustee and the Holders and/or Couponholders (as the case may be) in respect thereof PROVIDED THAT the obligations of the Issuer and/or the Guarantor under this sub-clause shall, as regards each payment made to the Trustee or any Holder or Couponholder which is avoided or set aside, be contingent upon such payment being reimbursed to the Issuer or other persons entitled through the Issuer.

(D) The Guarantor hereby agrees that its obligations under this Clause shall be unconditional and that the Guarantor shall be fully liable irrespective of the validity, regularity, legality or enforceability against the Issuer of, or of any defence or counter-claim whatsoever available to the Issuer in relation to, its obligations under these presents, whether or not any action has been taken to enforce the same or any judgment obtained against the Issuer, whether or not any of the other provisions of these presents have been modified, whether or not any time, indulgence, waiver, authorisation or consent has been granted to the Issuer by or on behalf of the Holders or the Couponholders or the Trustee, whether or not any determination has been made by the Trustee pursuant to Clause 19(A), whether or not there have been any dealings or transactions between the Issuer, any of the Holders or Couponholders or the Trustee, whether or not the Issuer has been dissolved, liquidated, merged, consolidated, bankrupted or has changed its status, functions, control or ownership, whether or not the Issuer has been prevented from making payment by foreign exchange provisions applicable at its place of registration or incorporation and whether or not any other circumstances have occurred which might otherwise constitute a legal or equitable discharge of or defence to a guarantor. Accordingly the validity of this guarantee shall not be affected by reason of any invalidity, irregularity, illegality or unenforceability of all or any of the obligations of the Issuer under these presents and this guarantee shall not be discharged nor shall the liability of the Guarantor under these presents be affected by any act, thing or omission or means whatever whereby its liability would not have been discharged if it had been the principal debtor.

(E) Without prejudice to the provisions of Clause 9(A) the Trustee may determine from time to time whether or not it will enforce this guarantee which it may do without making any demand of or taking any proceedings against the Issuer and may from time to time make any arrangement or compromise with the Guarantor in relation to this guarantee which the Trustee may consider expedient in the interests of the Holders.

(F) The Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of dissolution, liquidation, merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to these presents or the indebtedness evidenced thereby and all demands whatsoever and covenants that this guarantee shall be a continuing guarantee, shall extend to the ultimate balance of all sums payable and obligations owed by the Issuer under these presents, shall not be discharged except by complete performance of the obligations in these presents and is additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantor or otherwise.

(G) If any moneys shall become payable by the Guarantor under this guarantee the Guarantor shall not, so long as the same remain unpaid, without the prior written consent of the Trustee:

         (i) in respect of any amounts paid by it under this guarantee, exercise any rights of subrogation or contribution or, without limitation, any other right or remedy which may accrue to it in respect of or as a result of any such payment; or

         (ii) in respect of any other moneys for the time being due to the Guarantor by the Issuer, claim payment thereof or exercise any other right or remedy;

         (including in either case claiming the benefit of any security or right of set-off or, on the liquidation of the Issuer, proving in competition with the Trustee). If, notwithstanding the foregoing, upon the bankruptcy, insolvency or liquidation of the Issuer, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, shall be received by the Guarantor before payment in full of all amounts payable under these presents shall have been made to the Holders, the Couponholders and the Trustee, such payment or distribution shall be received by the Guarantor on trust to pay the same over immediately to the Trustee for application in or towards the payment of all sums due and unpaid under these presents in accordance with Clause 10.

(H) Until all amounts which may be or become payable by the Issuer under these presents have been irrevocably paid in full, the Trustee may:

         (i) refrain from applying or enforcing any other moneys, security or rights held or received by the Trustee in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise), and the Guarantor shall not be entitled to the benefit of the same; and

         (ii) hold in a suspense account any moneys received from the Guarantor or on account of the Guarantor's liability under this guarantee, without liability to pay interest on those moneys.

(I) The obligations of the Guarantor under these presents constitute direct, unconditional and (subject to the provisions of Condition 5) unsecured obligations of the Guarantor and (subject as aforesaid) rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of the Guarantor, present and future, but, in the event of insolvency, only to the extent permitted by applicable laws relating to creditors' rights.

(J) As separate, independent and alternative stipulations, the Guarantor unconditionally and irrevocably agrees (1) that any sum which, although expressed to be payable by the Issuer under this Trust Deed, the Securities or the Coupons, is for any reason (whether or not now existing and whether or not now known or becoming known to the Issuer, the Guarantor, the Trustee or any holder or Couponholder) not recoverable from the Guarantor on the basis of a guarantee will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand and (2) as a primary obligation to indemnify the Trustee, each Holder and each Couponholder against any loss suffered by it as a result of any sum expressed to be payable by the Issuer under this Trust Deed, the Securities or the Coupons not being paid on the date and otherwise in the manner specified in this Trust Deed or any payment obligation of the Issuer under this Trust Deed, the Securities or the Coupons being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to the Trustee, any Holder or any Couponholder), the amount of any such loss being the amount expressed to be payable by the Issuer in respect of the relevant sum.

8.       ENFORCEMENT

(A) THE Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to each of the Issuer and the Guarantor to enforce their respective obligations under these presents.

(B) Proof that as regards any specified Security or Coupon the Issuer or the Guarantor (as the case may be) has made default in paying any amount due in respect of such Security or Coupon shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Securities or Coupons (as the case may be) in respect of which the relevant amount is due and payable.

(C) References in the provisions of any trust deed supplemental to this Trust Deed corresponding to provisos (iii) and (iv) to Clause 2(B) to "the rate aforesaid" shall, in respect of any Securities bearing interest at a floating or variable rate, in the event of such Securities having become due and repayable, with effect from the expiry of the interest period during which such Securities become due and repayable, be construed as references to a rate of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

9.       PROCEEDINGS, ACTION AND INDEMNIFICATION

(A) THE Trustee shall not be bound to take any proceedings mentioned in Clause 8(A) or any other action in relation to these presents unless respectively directed or requested to do so (i) by an Extraordinary Resolution or (ii) in writing by the holders of at least one-quarter in principal amount of the Securities then outstanding and in either case then only if it shall be indemnified to its satisfaction against all Liabilities to which it may thereby render itself liable or which it may incur by so doing.

(B) Only the Trustee may enforce the provisions of these presents. No Holder or Couponholder shall be entitled to proceed directly against the Issuer or the Guarantor to enforce the performance of any of the provisions of these presents unless the Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing.

10.      APPLICATION OF MONEYS

         ALL moneys received by the Trustee under these presents shall, unless and to the extent attributable in the opinion of the Trustee to a particular series of the Securities, be apportioned pari passu and rateably between each series of the Securities, and all moneys received by the Trustee under these presents to the extent attributable in the opinion of the Trustee to a particular series of the Securities or which are apportioned to such series as aforesaid (including any moneys which represent principal, premium or interest in respect of Securities or Coupons which have become void under Condition 11) shall be held by the Trustee upon trust to apply them (subject to Clause 12):

         FIRST in payment or satisfaction of all amounts then due and unpaid under Clauses 15 and/or 16(J) to the Trustee and/or any Appointee;

         SECONDLY in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Securities of that series;

         THIRDLY in or towards payment pari passu and rateably of all principal, premium (if any) and interest then due and unpaid in respect of the Securities of each other series; and

         FOURTHLY in payment of the balance (if any) to the Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer, the Guarantor and any other person).

         Without prejudice to this Clause 10, if the Trustee holds any moneys which represent principal, premium (if any) and interest in respect of the Securities which have become void or in respect of which claims have been prescribed under Condition 11, the Trustee will hold such moneys on the above trusts.

11.      NOTICE OF PAYMENTS

         THE Trustee shall give notice to the relevant Holders in accordance with Condition 16 of the day fixed for any payment to them under Clause
         10. Such payment may be made in accordance with Condition 6 and any payment so made shall be a good discharge to the Trustee.

12.      INVESTMENT BY TRUSTEE

(A) IF the amount of the moneys at any time available for the payment of principal, premium (if any) and interest in respect of the Securities under Clause 10 shall be less than 10 per cent. of the principal amount of the Securities then outstanding the Trustee may at its discretion invest such moneys in some or one of the investments authorised below. The Trustee at its discretion may vary such investments and may accumulate such investments and the resulting income until the accumulations, together with any other funds for the time being under the control of the Trustee and available for such purpose, amount to at least 10 per cent. of the principal amount of the Securities then outstanding and then such accumulations and funds shall be applied under Clause 10.

(B) Any moneys which under the trusts of these presents ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit. If such bank or financial institution is the Trustee or a subsidiary, holding or associated company of the Trustee it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise.

13.      PARTIAL PAYMENTS

         UPON any payment under Clause 10 (other than payment in full against surrender of a Security or Coupon) the Security or Coupon in respect of which such payment is made shall be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall or shall cause such Paying Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may in any particular case or generally in relation to Registered Securities dispense with such production and enfacement upon such indemnity being given as it shall think sufficient.

14.      COVENANTS BY THE ISSUER AND THE GUARANTOR

         SO long as any of the Securities remains outstanding (or, in the case of paragraphs (viii), (ix), (xiii) to (xvi) inclusive and (xviii), so long as any of the Securities or Coupons remains liable to prescription) each of the Issuer and the Guarantor severally covenants with the Trustee that it shall:

         (i) at all times carry on and conduct its affairs and procure its Subsidiaries to carry on and conduct their respective affairs in a proper and efficient manner;

         (ii) give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall properly require and in such form as it shall properly require (including without limitation the procurement by the Issuer and/or the Guarantor of all such certificates called for by the Trustee pursuant to Clause 16(C)) for the purpose of the proper discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

         (iii) cause to be prepared and certified by the Auditors in respect of each financial accounting period accounts in such form as will comply with all relevant legal and accounting requirements and all applicable requirements for the time being of The Stock Exchange;

         (iv) at all times keep and procure its Subsidiaries to keep proper books of account and following the occurrence of an Event of Default or a Potential Event of Default or if the Trustee has grounds to believe that an Event of Default or a Potential Event of Default has occurred or is likely to occur allow and procure its Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the Issuer, the Guarantor or the relevant Subsidiary (as the case may be) shall have no reasonable objection free access to such books of account at all reasonable times during normal business hours;

         (v) send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer or the Guarantor) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Holders) as soon as reasonably practicable after the issue or publication thereof

         (vi) forthwith give notice in writing to the Trustee of the coming into existence of any Security Interest which would require any security to be given to any series of the Securities pursuant to Condition 5 or of the occurrence of any Event of Default or any Potential Event of Default or any Restructuring Event;

         (vii) give to the Trustee (a) within seven days after demand by the Trustee therefore and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each financial period commencing with the financial period ending 31st March, 1995 and in any event not later than 180 days after the end of each
                  such  financial   period  a certificate  of the Issuer  signed
                  by two Directors of the Issuer and two Directors of the Guarantor to the effect that as at a date not more than seven days before delivering such certificate (the "relevant date") there did not exist and had not existed since the relevant date of the previous certificate any Event of Default or any Potential Event of Default or any Restructuring Event (or if such exists or existed specifying the same) and that during the period from and including the relevant date of the last such certificate to and including the relevant date of such certificate each of the Issuer and the Guarantor has complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied;

         (viii) at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to these presents;

         (ix) at all times maintain an Agent Bank, Reference Banks, Paying Agents, a Registrar and Transfer Agents in accordance with the Conditions;

         (x) procure the Principal Paying Agent to notify the Trustee forthwith in the event that it does not, on or before the due date for any payment in respect of the Securities or any of them or any of the Coupons, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Securities or Coupons as the case may be;

         (xi) in the event of the unconditional payment to the Principal Paying Agent of any sum due in respect of the Securities or any of them or any of the Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Holders in accordance with Condition 16 that such payment has been made;

         (xii) use all reasonable endeavours to maintain the listing of the Securities on The Stock Exchange or, if it is unable to do so having used all reasonable endeavours, use all reasonable endeavours to obtain and maintain a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets as the Issuer may (with the prior written approval of the Trustee) decide and shall also upon obtaining a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to this Trust Deed to effect such consequential amendments to these presents as the Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

         (xiii) give notice to the Holders in accordance with Condition 16 of any appointment, resignation or removal of any Agent Bank, Reference Bank, Paying Agent, Registrar or Transfer Agent (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Registrar and Transfer Agents) after having obtained the prior written approval of the Trustee thereto or any change of any Paying Agent's, Registrar's or Transfer Agent's specified office and (except as provided by the Agent Bank Agreement or the Agency Agreement or the Conditions) at least 30 days prior to such event taking effect; PROVIDED ALWAYS THAT so long as any of the Securities remains outstanding in the case of the termination of the appointment of the Agent Bank, the Registrar or a Transfer Agent or so long as any of the Securities or Coupons remains liable to prescription in the case of the termination of the appointment of the Principal Paying Agent no such termination shall take effect until a new Agent Bank, Registrar, Transfer Agent or Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Trustee;

         (xiv) obtain the prior written approval of the Trustee to, and promptly give to the Trustee two copies of, the form of every notice given to the Holders in accordance with Condition 16 (such approval, unless so expressed, not to constitute approval for the purposes of Section 57 of the Financial Services Act 1986 of the United Kingdom of any such notice which is an investment advertisement (as therein defined));

         (xv) if payments of principal, premium or interest in respect of the Securities or the Coupons by the Issuer or the Guarantor shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority therein or thereof having power to tax other than or in addition to the United Kingdom or any such political sub-division thereof or any such authority therein or thereof, as soon as reasonably practicable after having become aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a trust deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 10 with the substitution for (or, as the case may be, the addition to) the references therein to the United Kingdom or any political sub-division thereof or any authority therein or thereof having power to tax of references to that other or additional territory or any political sub-division thereof or any authority therein or thereof having power to tax to whose taxing jurisdiction such payments shall have become subject as aforesaid such trust deed also (where applicable) to modify Condition 8(c) so that such Condition shall make reference to the other or additional territory, any political sub-division thereof and any authority therein or thereof having power to tax;

         (xvi) comply with and perform all its obligations under the Agent Bank Agreement and the Agency Agreement and use all reasonable endeavours to procure that the Agent Bank, the Paying Agents, the Registrar and the Transfer Agents comply with and perform all their respective obligations thereunder and (in the case of the Paying Agents) any notice given by the Trustee pursuant to Clause 2(C)(i) and not make any amendment or modification to either of such agreements without the prior written approval of the Trustee;

         (xvii) in order to enable the Trustee to ascertain the principal amount of Securities of each series for the time being outstanding for any of the purposes referred to in the proviso to the definition of "outstanding" in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Directors of the Issuer or of the Guarantor (as appropriate) setting out the total number and aggregate principal amount of Securities of each series which:

                  (a) up to and including the date of such certificate have been purchased by the Issuer, the Guarantor or any other Subsidiary of the Guarantor and cancelled; and

                  (b) are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer, the Guarantor, any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company;

         (xviii) procure its Subsidiaries to comply with all (if any) applicable provisions of Condition 8(d);

         (xix) procure that each of the Paying Agents makes available for inspection by Holders and Couponholders at its specified office copies of these presents, the Agency Agreement, the Agent Bank Agreement and the then latest audited balance sheet and profit and loss account (consolidated if applicable) of the Issuer and of the Guarantor;

         (xx) if, in accordance with the provisions of the Conditions, interest in respect of Bearer Securities denominated in U.S. dollars becomes payable at the specified office of any Paying Agent in the United States of America promptly give notice thereof to the Holders in accordance with Condition 16;
         (xxiii) upon due surrender in accordance with the Conditions, pay the face value of all Coupons (including Coupons issued in exchange for Talons) appertaining to all Securities purchased by the Issuer or the Guarantor or any other Subsidiary of the Guarantor;

         (xxiv)   give to the Trustee a certificate of the Auditors of the
                  Guarantor:

                  (a) specifying the amount of the Capital and Reserves for the purposes of Condition 5, such certificate to be provided before the Issuer, the Guarantor or any Distribution Subsidiary creates or has outstanding a Security Interest in respect of any Relevant Indebtedness and/or guarantees within Condition 5;

                  (b) specifying that a Subsidiary of the Guarantor satisfies the provisions of Condition 5(D)(i) and
                           (ii), such certificate to be provided before or at the same time as any written notice given to the Trustee by the Guarantor under Condition 5(D)(iii) that a Subsidiary of the Guarantor is an Excluded Subsidiary; and

                  (c) specifying the amount of the Capital and Reserves for the purposes of Condition 12(c) (and, for the avoidance of doubt, using the definition of "Capital and Reserves" as set out in Condition 12(c)), such certificate to be provided within 10 days of any request by the Trustee for its provision;

         (xxv) give to the Trustee a certificate of two Directors of the Issuer or of the Guarantor (as appropriate):

                  (a) specifying the aggregate amount of any Relevant Indebtedness of the Issuer, the Guarantor or any Distribution Subsidiary or guaranteed by the Issuer, the Guarantor or any Distribution Subsidiary and in respect of which a Security Interest or Security Interests has or have been created or is or are outstanding, such certificate to be provided before the Issuer, the Guarantor or any Distribution Subsidiary creates or has outstanding any new Security Interest;

                  (b) specifying details of any modification to the terms and conditions of the Distribution Licence, such certificate to be provided promptly upon any such modification being made; and

                  (c) specifying any higher figure determined by the Gas and Electricity Markets Authority as is mentioned in Condition 12, such certificate to be provided within 5 days of the Gas and Electricity Markets Authority determining such figure by notice in writing to the Secretary of State for Trade and Industry; and

         (xxvi) give notice to the Trustee as soon as practicable after its Directors or the Directors of any Distribution Subsidiary have resolved to give any Security Interest in respect of any Relevant Indebtedness or guarantee as described in Condition 5.

15.      REMUNERATION AND INDEMNIFICATION OF TRUSTEE


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


(A) THE Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between the Issuer and the Trustee. Such remuneration shall be payable in advance on 17th January in each year. Upon the issue of any Further Securities the rate of remuneration in force immediately prior thereto shall be increased by such amount as shall be agreed between the Issuer and the Trustee, such increased remuneration to be calculated from such date as shall be agreed as aforesaid. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Securities of any series be reduced by such amount as shall be agreed between the Issuer and the Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall accrue from day to day and be payable (in priority to payments to the Holders and Couponholders) up to and including the date when, all the Securities having become due for redemption, the redemption moneys and interest thereon to the date of redemption have been paid to the Principal Paying Agent or the Trustee PROVIDED THAT if upon due presentation of any Security or Coupon or any cheque payment of the moneys due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue.

(B) In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it expedient or necessary or being requested by the Issuer or the Guarantor to undertake duties which the Trustee and the Issuer or, as the case may be, the Guarantor agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents the Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them.

(C) The Issuer shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under these presents.

(D) In the event of the Trustee and the Issuer or, as the case may be, the Guarantor failing to agree:

         (1) (in a case to which sub-clause (A) above applies) upon the amount of the remuneration; or

         (2) (in a case to which sub-clause (B) above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the. normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by a merchant bank (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such merchant bank being payable by the Issuer) and the determination of any such merchant bank shall be final and binding upon the Trustee, the Issuer and the Guarantor.


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


(E) The Issuer shall also pay or discharge all Liabilities incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, these presents, including but not limited to travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, these presents.

(F) All amounts payable pursuant to sub-clause (E) above and/or Clause 16(J) shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall (if not paid within three days after such demand and the Trustee so requires) carry interest at the rate of two per cent. per annum above the Base Rate from time to time of National Westminster Bank Plc from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Trustee so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.

(G) Unless otherwise specifically stated in any discharge of these presents the provisions of this Clause and Clause 16(J) shall continue in full force and effect notwithstanding such discharge.

(H) The Trustee shall be entitled in its absolute discretion to determine in respect of which series of Securities any Liabilities incurred under these presents have been incurred or to allocate any such Liabilities between the Original Bonds and any Further Securities of any series.

16.      SUPPLEMENT TO TRUSTEE ACTS

THE Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 and the Trustee Act 2000 of England and Wales (together the "Trustee Acts") and by way of supplement thereto it is expressly declared as follows:

(A) The Trustee may in relation to these presents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Issuer, the Guarantor, the Trustee or otherwise and shall not be responsible for any Liability occasioned by so acting.

(B) Any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.


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


(C) The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two Directors of the Issuer and/or by any two Directors of the Guarantor and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.

(D) The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Trustee may determine, including for the purpose of depositing with a custodian these presents or any document relating thereto and the Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or to be bound to supervise the proceedings or acts of any such person; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to the bearer.

(E) The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Securities by the Issuer, the exchange of any Global Security for another Global Security or definitive Securities or the delivery of any Global Security or definitive Securities to the person(s) entitled to it or them.

(F) The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Event of Default, Potential Event of Default, Negative Rating Event, any Restructuring Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and, until it shall have actual knowledge or express notice pursuant to these presents to the contrary, the Trustee shall be entitled to assume that no Event of Default, Potential Event of Default, Negative Rating Event, any Restructuring Event or any other such event has occurred and that each of the Issuer and the Guarantor is observing and performing all its obligations under these presents.

(G) Save as expressly otherwise provided in these presents, the Trustee shall have absolute and uncontrolled discretion as to the exercise of its trusts, powers, authorities and discretions under these presents (the exercise of which as between the Trustee and the Holders and Couponholders shall be conclusive and binding on the Holders and Couponholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise.

(H) The Trustee shall not be liable to any person by reason of having acted upon any resolution purporting to have been passed at any meeting of the Holders of Securities of all or any series in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon such Holders and the relative Couponholders.


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


(I) The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Security or Coupon purporting to be such and subsequently found to be forged or not authentic.

(J) Without prejudice to the right of indemnity by law given to trustees, each of the Issuer and the Guarantor shall severally indemnify the Trustee and every Appointee and keep it or him indemnified against all Liabilities to which it or he may be or become subject or which may be incurred by it or him in the execution or purported execution of any of its trusts, powers, authorities and discretions under these presents or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any such appointment.

(K) Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents may be given retrospectively.

(L) The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Holder or Couponholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or the Guarantor or any other person in connection with these presents and no Holder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

(M) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Issuer or the Guarantor as relevant and any rate, method and date so agreed shall be binding on the Issuer, the Guarantor, the Holders and the Couponholders.

(N) The Trustee may certify whether or not any of the conditions, events and acts set out in sub-paragraphs (b), (c), (e), (f) and (g) of Condition 12 (each of which conditions, events and acts shall, unless in any case the Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Holders and any such certificate shall be conclusive and binding upon the Issuer, the Guarantor, the Holders and the Couponholders.

(O) The Trustee as between itself and the Holders and Couponholders may determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Holders and Couponholders.


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


(P)      In  connection  with the exercise by it of any of its trusts, powers, authorities and discretions under these presents (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the interests of the Holders as a class and, in particular but without limitation, shall not have regard to the consequences of such exercise for individual Holders or Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Holder or Couponholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Holders or Couponholders except to the extent already provided for in Condition 10 and/or any undertaking given in addition thereto or in substitution therefor under these presents.

(Q) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents.

(R) The Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Holders think fit. The Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate. The Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Issuer.

(S) The Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent on any terms (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents (including the receipt and payment of money). The Trustee shall not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent.

(T) The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of these presents or any other document relating thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution,

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

         delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating thereto.

(U) Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by these presents. Where there are any inconsistencies between the Trustee Acts and these presents, this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, these presents shall constitute a restriction or exclusion for the purposes of the Trustee Act 2000.

17.      TRUSTEE'S LIABILITY

NOTHING in these presents shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents conferring on it any trusts, powers, authorities or discretions exempt the Trustee from or indemnify it against any liability for breach of trust or any Liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under these presents.

18.   TRUSTEE CONTRACTING WITH ISSUER AND THE GUARANTOR

NEITHER the Trustee nor any director or officer of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

      (i) entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or the Guarantor or any person or body corporate associated with the Issuer or the Guarantor (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with the Securities or any other bonds, notes, stocks, shares, debenture stock, debentures or other securities of, the Issuer or the Guarantor or any person or body corporate associated as aforesaid); or

      (ii) accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or the Guarantor or any such person or body corporate so associated or any other office of profit under the Issuer or the Guarantor or any such person or body corporate so associated and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received thereby or in connection therewith.

19.     WAIVER, AUTHORISATION AND DETERMINATION


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


        (A) THE Trustee may without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default from time to time and at any time but only if and in so far as in its opinion the interests of the Holders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Issuer or the Guarantor of any of the covenants or provisions contained in these presents or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition 12 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on the Holders and the Couponholders and, if, but only if, the Trustee shall so require, shall be notified by the Issuer to the Holders in accordance with Condition 16 as soon as practicable thereafter.

     MODIFICATION

     (B) The Trustee may without the consent of the Holders or Couponholders at any time and from time to time concur with the Issuer and the Guarantor in making any modification (i) to these presents (other than the proviso to paragraph 5 of the Fourth Schedule or any of the matters referred to in that proviso) which in the opinion of the Trustee it may be proper to make PROVIDED THAT the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Holders or
               (ii) to these presents if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding upon the Holders and the Couponholders and, unless the Trustee agrees otherwise, shall be notified by the Issuer to the Holders in accordance with Condition 16 as soon as practicable thereafter.

20.  HOLDER OF DEFINITIVE BEARER SECURITY ASSUMED TO BE COUPONHOLDER

     (A) WHEREVER in these presents the Trustee is required or entitled to exercise a power, trust, authority or discretion under these presents, except as ordered by a court of competent jurisdiction or as required by applicable law, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Holder is the holder of all Coupons appertaining to each Bearer Security in definitive form of which he is the holder.

     NO NOTICE TO COUPONHOLDERS

     (B) Neither the Trustee nor the Issuer nor the Guarantor shall be required to give any notice to the Couponholders for any purpose under these presents and the Couponholders shall be deemed for

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

               all purposes to have notice of the contents of any notice given to the Holders in accordance with Condition 16.

     ENTITLEMENT TO TREAT HOLDER AS ABSOLUTE OWNER

     (C) The Issuer, the Guarantor, the Trustee, the Paying Agents, the Registrar and the Transfer Agents may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Security and the holder of any Coupon as the absolute owner of such Security or Coupon, as the case may be, for all purposes (whether or not such Security or Coupon shall be overdue and notwithstanding any notice of ownership thereof, any notice of loss or theft thereof or any writing thereon), and the Issuer, the Guarantor, the Trustee, the Paying Agents, the Registrar and the Transfer Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable in respect of such Security or Coupon, as the case may be.

21.  SUBSTITUTION

(A)  (1)       The  Trustee  may  without  the  consent  of the  Holders  or
               Couponholders at any time agree with the Issuer and the Guarantor to the  substitution in place of the Issuer or the Guarantor (or, in either case, of any previous  substitute under this Clause) as the principal  debtor under, or, as the case may be, guarantor in respect  of,  these  presents  of any  Subsidiary  of the Issuer,
               including  a  Relevant   Subsidiary   (as  defined  in  Condition
               9(d)(vi)), or the Guarantor (such substituted company being hereinafter called the "New Company") provided that a trust deed is executed or some other form of undertaking is given by the New
               Company in form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of these presents with any consequential amendments which the Trustee may deem appropriate as fully as if the New Company had been named in these presents as the principal debtor in place of the Issuer or as the guarantor in place of the Guarantor (or, in either case, of the previous substitute under this Clause) and provided further that the Issuer or the Guarantor unconditionally and irrevocably guarantee all amounts payable under these presents, except where
               (a) the Issuer has transferred the Distribution Licence to the New Company, in which only the Guarantor may act as guarantor or
               (b) the New Company is the Guarantor, in which case no guarantee shall be necessary.

     (2) The following further conditions shall apply to sub-clause (A)(1) above:

               (i) the Issuer, the Guarantor and the New Company shall comply with such other requirements as the Trustee may direct in the interests of the Holders;

               (ii) where the New Company is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of, a territory other than or in addition to the United Kingdom or any political sub-division thereof or any authority therein or thereof having power to tax, undertakings or covenants shall be given by the New Company in terms corresponding to the provisions of Condition 10 with the substitution for (or, as the case may be, the addition to) the references to the United Kingdom of references to that other or additional territory in which the New Company is incorporated, domiciled or resident or to whose taxing jurisdiction it is subject and (where applicable) Condition 8(c) shall be modified accordingly;

              (iii) without prejudice to the rights of reliance of the Trustee under the immediately following paragraph (iv), the Trustee is satisfied that the relevant transaction is not materially prejudicial to the interests of the Holders; and

               (iv) if two Directors of the New Company (or other officers acceptable to the Trustee) shall certify that the New Company is solvent at the time at which the relevant transaction is proposed to be effected (which certificate the Trustee may rely upon absolutely) the Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the New Company or to compare the same with those of the Issuer or the previous substitute under this Clause as applicable.

(B) Any such trust deed or undertaking shall, if so expressed, operate to release the Issuer, the Guarantor or the previous substitute as aforesaid from all of its obligations under these presents. Not later than 14 days after the execution of such documents and compliance with such requirements, the New Company shall give notice thereof in a form previously approved by the Trustee to the Holders in the manner provided in Condition 16. Upon the execution of such documents and compliance with such requirements, the New Company shall be deemed to be named in these presents as the principal debtor in place of the Issuer or as the guarantor in place of the Guarantor (or, in either case, in place of the previous substitute under this Clause) under these presents and these presents shall be deemed to be amended in such manner as shall be necessary to give effect to the above provisions and, without limitation, references in these presents to the Issuer and/or the Guarantor (as the case may be) shall, where the context so requires, be deemed to be or include references to the New Company.

22.  CURRENCY INDEMNITY

     EACH of the Issuer and the Guarantor shall severally indemnify the Trustee, every Appointee, the Holders and the Couponholders and keep them indemnified against:

     (a) any Liability incurred by any of them arising from the non-payment by the Issuer or the Guarantor of any amount due to the Trustee or the Holders or Couponholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the Issuer or the Guarantor; and

     (b) any deficiency arising or resulting from any variation in rates of exchange between (i) the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor and (ii) the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation. The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

     The above indemnities shall constitute obligations of the Issuer and the Guarantor separate and independent from their obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee or the Holders or the Couponholders from time to time and shall continue in full force and effect notwithstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Issuer or the Guarantor for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders and Couponholders and no proof or evidence of any actual loss shall be required by the Issuer or the Guarantor or their liquidator or liquidators.

23.  NEW TRUSTEE

(A) THE power to appoint a new trustee of these presents shall be vested in the Issuer but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included in such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuer to the Principal Paying Agent, the Registrar, the Transfer Agents and the Holders.

     SEPARATE AND CO-TRUSTEES

(B) Notwithstanding the provisions of sub-clause (A) above, the Trustee may, upon giving prior notice to the Issuer and the Guarantor (but without the consent of the Issuer, the Guarantor, the Holders or the Couponholders), appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

     (i) if the Trustee considers such appointment to be in the interests of the Holders;

     (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

    (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents against the Issuer and/or the Guarantor.

     Each of the Issuer and the Guarantor irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment. The Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Trustee may pay to any such person, together with any attributable Liabilities incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as Liabilities incurred by the Trustee.

24.  TRUSTEE'S RETIREMENT AND REMOVAL

     A trustee of these presents may retire at any time on giving not less than three months' prior written notice to the Issuer and the Guarantor without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The Holders may by

     Extraordinary Resolution remove any trustee or trustees for the time being of these presents. The Issuer and the Guarantor undertake that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution they will use their best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed and if, in such circumstances no such appointment has become effective within two months of such notice of retirement or Extraordinary Resolution, the Trustee shall (with prior written consent of the Issuer and the Guarantor, such consent not to be unreasonably withheld) be entitled to appoint a trust corporation as Trustee and shall notify the Issuer and the Guarantor of such appointment.

25.  TRUSTEE'S POWERS TO BE ADDITIONAL

     THE powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Securities or Coupons.

26.  NOTICES

     ANY notice or demand to the Issuer and the Guarantor or the Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas), telex or facsimile transmission or by delivering it by hand as follows:

     to the Issuer
     or the Guarantor:              Carliol House
                                  Market Street
                                    Newcastle-upon-Tyne
                                   NEl 6NE5DS

                                    Attention: Company Secretary

                                    Fax No. 0191 2102037

     to the Trustee:                Winchester House
                                    1 Great Winchester Street
                                    London EC2N 2DB

                                    Attention: Managing Director

                                    Fax No. 020 7547 6149

     or to such other address, telex or facsimile number as shall have been notified (in accordance with this Clause) to the other parties hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by telex or facsimile transmission as aforesaid shall be deemed to have been given, made or served 24 hours after the time of despatch provided that in the case of a notice or demand given by telex or facsimile transmission such notice or demand shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given by telex or facsimile transmission.

27. GOVERNING LAW

     THESE presents are governed by, and shall be construed in accordance with, English law.

28.  COUNTERPARTS

     THIS Trust Deed and any trust deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any trust deed supplemental hereto may enter into the same by executing and delivering a counterpart.

29.  CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

     A person who is not a party to these presents has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of these presents, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

IN WITNESS whereof this Trust Deed has been executed as a deed by the Issuer, the Guarantor and the Trustee and delivered on the date first stated above.

                               THE FIRST SCHEDULE

                                     Part I

                        - FORM OF ORIGINAL GLOBAL BOND -

                         YORKSHIRE ELECTRICITY GROUP plc

       (Incorporated in England with limited liability under the Companies
                    Act 1985 with registered number 2366995)

                              TEMPORARY GLOBAL BOND

                                  Representing
                  (pound)[ ] in principal amount of an issue of

                    (pound)200,000,000 9 1/4 PER CENT. BONDS
                                    DUE 2020

This Bond is a temporary Global Bond without interest coupons in respect of (pound)[ ] in principal amount of a duly authorised issue of Bonds of Yorkshire Electricity Group plc (the "Issuer"), designated as specified in the title hereof (the "Bonds"), limited to the aggregate principal amount of Two Hundred Million Pounds Sterling ((pound)200,000,000) and constituted by a Trust Deed dated 17th January, 1995 (the "Trust Deed") between the Issuer and Bankers Trustee Company Limited as trustee (the trustee for the time being thereof being herein called the "Trustee"). References herein to the Conditions (or to any particular numbered Condition) shall be to the Conditions (or that particular one of them) set out in Part III of the Second Schedule to the Trust Deed.

1.       Promise to pay

         Subject as provided in this temporary Global Bond the Issuer promises to pay to the bearer the principal amount of this temporary Global Bond (being at the date hereof [ ] Pounds Sterling ((pound)[ ])) on 17th January, 2020 (or on such earlier date as the said principal amount may become repayable in accordance with the Conditions or the Trust Deed) and to pay interest annually in arrear on 17th January on the principal amount from time to time of this temporary Global Bond at the rate of 9 1/4 per cent. per annum together with such other amounts (if any) as may be payable, all subject to and in accordance with the Conditions and the provisions of the Trust Deed.

2.       Exchange for definitive Bonds and purchases

         This temporary Global Bond is exchangeable in whole or in part upon the request of the bearer for definitive Bonds only on and subject to the terms and conditions set out below. The definitive Bonds to be issued on such exchange will be in bearer form ("Definitive Bearer Bonds") in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each with interest coupons ("Coupons") and one Talon for further interest coupons ("Talon") attached.

         On and after 27th February, 1995 this temporary Global Bond may be exchanged in whole or in part at the specified office of the Principal Paying Agent (or such other place as the Trustee may agree) for Definitive Bearer Bonds and the Issuer shall procure that the Principal Paying Agent shall issue and deliver, in full or partial exchange for this temporary Global Bond, Definitive Bearer Bonds (together with the Coupons and Talons appertaining thereto) in an aggregate principal amount equal to the principal amount of this temporary Global Bond submitted for exchange Provided that Definitive Bearer Bonds will be so issued and delivered only if and to the extent that there shall have been presented to the Issuer a certificate from Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") or from Cedel, societe anonyme ("Cedel") substantially in the form of the certificate attached as Exhibit A.

         Any person who would, but for the provisions of this temporary Global Bond and the Trust Deed, otherwise be entitled to receive a Definitive Bearer Bond or Bonds shall not be entitled to require the exchange of an appropriate part of this temporary Global Bond for a Definitive Bearer Bond or Definitive Bearer Bonds unless and until he shall have delivered or caused to be delivered to Euroclear or Cedel a certificate substantially in the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Cedel in Luxembourg and the specified office of each of the Paying Agents).

         Upon (i) any exchange of a part of this temporary Global Bond for a Definitive Bearer Bond or Definitive Bearer Bonds or (ii) the purchase by or on behalf of the Issuer or any Subsidiary) of the Issuer and cancellation of a part of this temporary Global Bond in accordance with the Conditions, the portion of the principal amount hereof so exchanged or so purchased and cancelled shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part II of the Schedule hereto, whereupon the principal amount hereof shall be reduced for all purposes by the amount so exchanged or so purchased and cancelled and endorsed.

3.       Payments

         Until the entire principal amount of this temporary Global Bond has been extinguished, this temporary Global Bond shall in all respects be entitled to the same benefits as the Definitive Bearer Bonds and shall be entitled to the benefit of and be bound by the Trust Deed, except that the holder of this temporary Global Bond shall not (unless upon due presentation of this temporary Global Bond for exchange, delivery of the appropriate number of Definitive Bearer Bonds (together with the Coupons and Talons appertaining thereto) is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date be entitled to receive any payment of interest on this temporary Global Bond except upon certification as hereinafter provided. Upon any payment of principal or interest on this temporary

         Global Bond the amount so paid shall be endorsed by or on behalf of the Principal Paying Agent on behalf of the Issuer on Part I of the Schedule hereto.

         Payments of interest in respect of Bonds for the time being represented by this temporary Global Bond shall be made to the bearer only upon presentation to the Issuer or its agent of a certificate from Euroclear or from Cedel substantially in the form of the certificate attached as Exhibit A. Any person who would, but for the provisions of this temporary Global Bond and of the Trust Deed, otherwise be beneficially entitled to a payment of interest on this temporary Global Bond shall not be entitled to require such payment unless and until he shall have delivered or caused to be delivered to Euroclear or Cedel a certificate substantially in the form of the certificate attached as Exhibit B (copies of which form of certificate will be available at the offices of Euroclear in Brussels and Cedel in Luxembourg and the specified office of each of the Paying Agents).

         Upon any payment of principal and endorsement of such payment on Part I of the Schedule hereto, the principal amount of this temporary Global Bond shall be reduced for all purposes by the principal amount so paid and endorsed.

         All payments of any amounts payable and paid to the bearer of this temporary Global Bond shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the moneys payable hereon and on the relevant Definitive Bearer Bonds and Coupons.

4.       Authentication

         This temporary Global Bond shall not be or become valid or obligatory for any purpose unless and until authenticated by or on behalf of the Principal Paying Agent.

5.       Governing law

         This temporary Global Bond is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Issuer has caused this temporary Global Bond to be signed manually by a person duly authorised on its behalf.

                         YORKSHIRE ELECTRICITY GROUP plc

                          By: ________________________
                                 Duly authorised




Issued in London, England on 17th January, 1995.

Certificate of authentication

This temporary Global Bond is duly authenticated (without recourse, warranty or liability).

............................

Duly authorised
for and on behalf of
Morgan Guaranty Trust Company
of New York, London Office,
as Principal Paying Agent

                                  THE SCHEDULE

                                     PART I

                       PAYMENTS OF PRINCIPAL AND INTEREST


The following payments on this temporary Global Bond have been made:

Date Interest Principal Remaining principal Notation made paid


Date               Interest          Principal        Remaining Principal            Notation
Made               Paid              Paid             Amount of this                 made on
                                                      Temporary Global               behalf of
                                                      Bond following                 the Issuer
                                                      such payment

                      (pound)           (pound)              (pound)

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

--------------     ------------      -------------    --------------------------     --------------

                                     PART II

                    EXCHANGES FOR DEFINITIVE BEARER BONDS AND
                           PURCHASES AND CANCELLATIONS

The following exchanges of a part of this temporary Global Bond for Definitive Bearer Bonds and/or purchases and cancellations of a part of this temporary Global Bond have been made:

Date               Part of principal       Part of               Aggregate principal            Notation
Made               Amount of this          Principal             amount of this                 made on
                   Temporary               Amount of this        temporary                      behalf of
                   Global Bond             Temporary             Global Bond                    the Issuer
                   exchanged for           Global Bond           following such
                   Definitive Bearer       Purchased and         exchange or purchase
                   Bonds                   Cancelled             and cancellation
                         (pound)               (pound)                     (pound)

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

--------------     -------------------     -----------------     --------------------------     --------------

                                    EXHIBIT A

                         YORKSHIRE ELECTRICITY GROUP plc

                               (pound)200,000,000

                         9 1/4 per cent. Bonds due 2020

                               (the "Securities")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organisations") substantially to the effect set forth in the Trust Deed, as of the date hereof, (pound)[ ] principal amount of the above captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section l.165-12(c)(l)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or
(iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended, then this is also to certify with respect to such principal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such principal amount, certifications with respect to such portion, substantially to the effect set forth in the Trust Deed.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

*Dated


                   [Morgan Guaranty Trust Company of New York,

                       Brussels office, as operator of the

                   Euroclear System] [Cedel, societe anonyme]

                     By.....................................
                              Authorised Signatory






























---------------------

* To be dated no earlier than the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for Definitive Bearer Bonds.

                                    EXHIBIT B

                         YORKSHIRE ELECTRICITY GROUP plc

                               (pound)200,000,000

                         9 1/4 per cent. Bonds due 2020

                               (the "Securities")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by person(s) that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(l)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for the purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

If the Securities are of the category contemplated in Section 230.903(c)(3) of Regulation S under the Securities Act of 1933, as amended (the "Act"), then this is also to certify that, except as set forth below (i) in the case of debt securities, the Securities are beneficially owned by (a) non-U.S. person(s) or
(b) U.S. person(s) who purchased the Securities in transactions which did not require registration under the Act; or (ii) in the case of equity securities, the Securities are owned by (x) non-U.S. person(s) (and such person(s) are not acquiring the Securities for the account or benefit of U.S. person(s)) or (y) U.S. person(s) who purchased the Securities in a transaction which did not require registration under the Act. If this certification is being delivered in connection with the exercise of warrants pursuant to Section 230.902(m) of Regulation S under the Act, then this is further to certify that, except as set forth below, the Securities are being exercised by and on behalf of non-U.S. person(s). As used in this paragraph the term "U.S. person" has the meaning given to it by Regulation S under the Act.

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

This certification excepts and does not relate to (pound)[ ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.

* Dated


         By ..........................................

         [Name of person giving certification] (As, or as agent for, the beneficial owner(s) of those of the Securities to which this certification relates)













------------------------

* To be dated no earlier than the fifteenth day before the date to which this certification relates, namely (a) the payment date or (b) the date set for the exchange of the temporary Global Bond for Definitive Bearer Bonds.

                                     Part II

                        - FORM OF ORIGINAL BEARER BOND -

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


-------------------------------------------------------------------------------

(pound)[l,000] [10,000] [100,000] XS0055251010 [SERIES] [Serial No.]

-------------------------------------------------------------------------------


                     YORKSHIRE ELECTRICITY DISTRIBUTION PLC

       (Incorporated in England with limited liability under the Companies
                    Act 1985 with registered number 4112320)

          (pound)200,000,000 9 1/4 PER CENT. GUARANTEED BONDS DUE 2020 unconditionally and irrevocably guaranteed as to principal and interest by

                         YORKSHIRE ELECTRICITY GROUP plc

       (Incorporated in England with limited liability under the Companies
                    Act 1985 with registered number 2366995)

The original issue of the Bonds was authorised by resolutions of the Board of Directors of Yorkshire Electricity Group plc ("YEG") passed on 15th December, 1994 and by resolutions of a duly authorised Committee of the Board of Directors of the Issuer passed on 4th and 5th January, 1995.

By a resolution of the Board of Directors of Yorkshire Electricity Distribution plc (the "Issuer") passed on 28th September, 2001 the Issuer agreed to become the principal debtor in respect of the Bonds in substitution for YEG. By a resolution of the Board of Directors of YEG passed on 4th June, 2001 YEG agreed to guarantee the obligations of the Issuer under the Bonds.

This Bond forms one of a series of Bonds constituted by a Trust Deed dated 17th January, 1995 between YEG and Bankers Trustee Company Limited as trustee for the holders of the Bonds (the "Trustee"), as supplemented by a Second Supplemental Trust Deed dated 19th September, 1996 made between YEG and the Trustee and by a Third Supplemental Trust Deed dated 1st October, 2001 and made between the Issuer, YEG and the Trustee, as modified and restated by an Amended and Restated Trust Deed dated 1st October, 2001 made between the Issuer, YEG and the Trustee (together, the "Trust Deed") and issued either as bearer bonds in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each with Coupons and one Talon attached or as registered bonds in the denomination of (pound)1 each or an integral multiple thereof, in an aggregate principal amount of (pound)200,000,000.

The Issuer for value received and subject to and in accordance with the Conditions endorsed hereon hereby promises to pay to the bearer on 17th January, 2020 (or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the said Conditions) the principal sum of:

     (pound)[l,000] [10,000] [100,000] ([One] [Ten] [One Hundred Thousand Pounds Sterling)

together with interest on the said principal sum at the rate of 9 1/4 per cent. per annum payable annually in arrear on 17th January and together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the Trust Deed.

Neither this Bond nor the Coupons and Talon appertaining hereto shall be or become valid or obligatory for any purpose unless and until this Bond has been authenticated by or on behalf of the Principal Paying Agent.

IN WITNESS whereof this Bond has been executed on behalf of the Issuer.

                     YORKSHIRE ELECTRICITY DISTRIBUTION PLC


                     By: ________________________
                     Director



Issued in London, England.

Certificate of authentication

This Bond is duly authenticated (without recourse, warranty or liability).

.........................

Duly authorised
for and on behalf of the
Principal Paying Agent

                           - FORM OF ORIGINAL COUPON -

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                     YORKSHIRE ELECTRICITY DISTRIBUTION PLC

          (pound)200,000,000 9 1/4 PER CENT. GUARANTEED BONDS DUE 2020

Coupon appertaining to a Bond in the denomination of (pound)[l,000] [10,000] [100,000].

         This Coupon is separately          Coupon for
         negotiable, payable to bearer,     (pound)[92.50] [925.00] [9,250.00]
         and subject to the                 due on
         Conditions of the said Bonds.      l7th January, [         ]



-------------------------------------------------------------------------------

   [No.] (pound)[l,000] [10,000] [100,000] XS0055251010 [Series] [Serial No.]

-------------------------------------------------------------------------------

                           - FORM OF ORIGINAL TALON -

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                     YORKSHIRE ELECTRICITY DISTRIBUTION PLC

          (pound)200,000,000 9 1/4 PER CENT. GUARANTEED BONDS DUE 2020

Talon appertaining to a Bond in the denomination of(pound)[1,000][10,000] [100,000]

On and after 17th January, [2005/2015] [ten/five] further Coupons [and a further Talon] will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Bondholders) upon production and surrender of this Talon.


-------------------------------------------------------------------------------

[No.] [1,000][10,000][l00,00] XS0055251010 [Series] [Serial No.]

-------------------------------------------------------------------------------


On the back of the Original Coupons and the Original Talons:

                             PRINCIPAL PAYING AGENT

                                 CITIBANK, N.A.
                               5 Carmelite Street
                                 London EC4Y OPA

                        Telephone:            020 7508 3841
                        Fax:                  020 7508 3878
                        Attention:            Agency and Trust


                               OTHER PAYING AGENT

                             BNP PARIBAS LUXEMBOURG
                               10A Boulevard Royal
                                L-2093 Luxembourg

                                    Part III

                      - FORM OF ORIGINAL REGISTERED BOND -

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING TUE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

-------------------------------------------------------------------------------

Certificate Number Transfer No. Holder Code  Registration Date   Amount (pound)

-------------------------------------------------------------------------------

                     YORKSHIRE ELECTRICITY DISTRIBUTION PLC

       (Incorporated in England with limited liability under the Companies
                    Act 1985 with registered number 4112320)

           (pound)200,000,000 91/4 PER CENT. GUARANTEED BONDS DUE 2020 unconditionally and irrevocably guaranteed as to principal and interest by

                         YORKSHIRE ELECTRICITY GROUP plc

       (Incorporated in England with limited liability under the Companies
                    Act 1985 with registered number 2366995)

Interest at the rate of 9 1/4 per cent. per annum is payable on the principal amount of this Registered Bond annually in arrear on 17th January in each year, subject to and in accordance with the Conditions endorsed hereon and the provisions of the Trust Deed dated 17th January. 1995 between Yorkshire Electricity Group plc ("YEG") and Bankers Trustee Company Limited as trustee for the holders of the Bonds (the "Trustee"), as supplemented by a Second Supplemental Trust Deed dated 19th September, 1996 made between YEG and the Trustee and by a Third Supplemental Trust Deed dated 1st October, 2001 and made between Yorkshire Electricity Distribution plc (the "Issuer"), YEG and the Trustee, as modified and restated by an Amended and Restated Trust Deed dated 1st October, 2001 made between the Issuer, YEG and the Trustee (together, the "Trust Deed") constituting the Bonds.

THIS IS TO CERTIFY that is/are the registered holder(s) of in principal amount of the above-mentioned Registered Bonds and is/are entitled on 17th January, 2020 (or on such earlier date as such principal amount may become repayable in accordance with the Conditions) to the repayment of such principal amount together with such other amounts (if any) as may be payable, all subject to and in accordance with the said Conditions and the provisions of the said Trust Deed.

IN WITNESS whereof this Registered Bond has been executed on behalf of the Issuer.

                     YORKSHIRE ELECTRICITY DISTRIBUTION PLC

                     By: __________________________
                     Director

This Certificate must be surrendered before any transfer of the whole or part of the Registered Bonds herein mentioned can be registered.

                     - FORM OF TRANSFER OF REGISTERED BOND -

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(Please print or type name and address (including postal code) of transferee)

(pound) principal amount of this Registered Bond and all rights hereunder, hereby irrevocably constituting and appointing ___________________________ as attorney to transfer such principal amount of this Bond in the register maintained by the Issuer with full power of substitution.


                         Signature(s) of transferor(s) ________________________

                                                       ________________________

Date: ____________________


N.B.:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. In each case the signature(s) must be guaranteed by a commercial bank with a correspondent bank in New York City, Luxembourg or London or by an institution which is a member of The New York Stock Exchange or The American Stock Exchange in New York City or the Luxembourg Stock Exchange or The Stock Exchange in London.

3. The signature(s) on this form of transfer must correspond with the name(s) at it/they appear(s) on the face of this Registered Bond in every particular, without alteration or enlargement or any change whatever.

4. Registered Bonds are only transferable in amounts of (pound)1 or any integral multiples thereof.

                               THE SECOND SCHEDULE

                           - CONDITIONS OF THE BONDS -

The following is the text of the terms and conditions of the Bonds which (subject to amendment) will be deemed to be endorsed on each Bond in definitive form:

The (pound)200,000,000 9 1/4 per cent. Guaranteed Bonds due 2020 (the "Bonds", which expression shall in these Terms and Conditions, unless the context otherwise requires, include any further bonds issued pursuant to Condition 19 and forming a single series with the Bonds) of Yorkshire Electricity Distribution plc (the "Issuer") are constituted by a trust deed dated 17th January, 1995 (the "Principal Trust Deed") supplemented by a second supplemental trust deed dated 19th September, 1996 (the "Second Supplemental Trust Deed") both made between Yorkshire Electricity Group plc ("YEG") and Bankers Trustee Company Limited (the "Trustee", which expression shall include any successor) as trustee for the holders of the Bonds (the "Bondholders"), as further supplemented by a third supplemental trust deed (the "Third Supplemental Trust Deed") dated 1st October, 2001 and made between the Issuer, YEG (in its capacity as guarantor, the "Guarantor") and the Trustee. The Third Supplemental Trust Deed includes the form of amended and restated trust deed relating to the Bonds dated 1st October, 2001 (the "Amended and Restated Trust Deed") made between the Issuer, the Guarantor and the Trustee. The Principal Trust Deed, the Second Supplemental Trust Deed and the Third Supplemental Trust Deed, as amended and restated by the Amended and Restated Trust Deed, are together referred to as the "Trust Deed". The issue of the Bonds was authorised by resolutions of the board of directors of YEG passed on 15th December, 1994 and by resolutions of a duly authorised committee of the board of directors of YEG passed on 4th and 5th January, 1995. The substitution of the Issuer in place of YEG as issuer of the Bonds and the giving of the Guarantee (as defined below) was authorised by resolutions of the board of directors of YEG passed on 4th June, 2001. The substitution of the Issuer in place of YEG as issuer of the Bonds was authorised by resolutions of the board of directors of the Issuer passed on 28th September, 2001. The Bonds are on issue, listed on The London Stock Exchange plc (the "London Stock Exchange"). The statements in these Terms and Conditions include summaries of, and are subject to, the detailed provisions of and definitions in the Trust Deed. The Bonds are also issued with the benefit of an agency agreement dated 17th January, 1995 (the "Principal Agency Agreement") made between YEG, Morgan Guaranty Trust Company of New York, London office, as principal paying agent (the "Principal Paying Agent", which expression shall include any successor), The Royal Bank of Scotland plc as registrar (the "Registrar", which expression shall include any successor), the other paying agents named therein (together with the Principal Paying Agent, the "Paying Agents", which expression shall include any additional or successor paying agents) and the Trustee supplemented by a supplemental agency agreement dated 1st October, 2001 (the "Supplemental Agency Agreement") made between the Issuer, the Guarantor, the Registrar (being Computershare Investor Services PLC, as successor to The Royal Bank of Scotland plc in that capacity), the Paying Agents (including Citibank, N.A. as principal paying agent, being the successor to Morgan Guaranty Trust Company of New York, London office in that capacity) and the Trustee. The Principal Agency Agreement and the Supplemental Agency Agreement are together referred to as the "Agency Agreement". Copies of the Trust Deed and the Agency Agreement are available for inspection during normal business hours by the Bondholders and the holders of the interest coupons appertaining to the Bonds (respectively, the "Couponholders" and the "Coupons", which latter expression shall, unless the context otherwise requires, include the Talons referred to below) at the registered office for the time being of the Trustee, being at 1st October, 2001 at Winchester House, I Great Winchester Street, London EC2N 2DB, and at the specified office of each of the Paying Agents and the Registrar. The Bondholders and the Couponholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and the Agency Agreement.

1.       Form, Denominations and Title

         The Bonds are in bearer form, serially numbered, in the denominations of (pound)1,000, (pound)10,000 and (pound)100,000 each ("Bearer Bonds") with Coupons and one Talon for further Coupons (a "Talon") attached on issue and in registered form in the denominations of (pound)1 and integral multiples thereof ("Registered Bonds") without interest coupons. Title to the Bearer Bonds and to the Coupons will pass by delivery and title to the Registered Bonds will pass upon the registration of transfers in accordance with the provisions of the Agency Agreement and the Trust Deed. Bearer Bonds of one denomination cannot be exchanged for Bearer Bonds of another denomination.

         The Issuer, the Guarantor, any Paying Agent, the Registrar and the Trustee may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Bearer Bond and the holder of any Coupon and the registered holder of any Registered Bond as the absolute owner for all purposes (whether or not the Bond or Coupon shall be overdue and notwithstanding any notice of ownership or writing on the Bond or Coupon or any notice of previous loss or theft of the Bond or Coupon).

2.       Transfer and Exchange

         (a)      Transfer of Registered Bonds

         A Registered Bond may be transferred in whole or in part (in the principal amount of (pound)1 or any integral multiple thereof) by the transferor depositing the Registered Bond for registration of the transfer of the Registered Bond (or the relevant part of the Registered
         Bond) at the specified office of the Registrar, with the form of transfer endorsed on the Registered Bond duly completed and signed by or on behalf of the transferor and upon the Registrar after due and careful enquiry being satisfied with the documents of title and the identity of the person making the request and subject to such reasonable regulations as the Issuer and the Registrar may (with the prior approval of the Trustee) prescribe. Subject as provided above, the Registrar will, within three business days of the request (or such longer period as may be required to comply with any applicable fiscal or other laws or regulations), deliver at its specified office to the transferee or (at the risk and, if mailed at the request of the transferee otherwise than by ordinary uninsured mail, at the expense of the transferee) send by mail to such address as the transferee may request a new Registered Bond of a like aggregate principal amount to the Registered Bond (or the relevant part of the Registered Bond) transferred. In the case of the transfer of part only of a Registered Bond, a new Registered Bond in respect of the balance of the Registered

         Bond not transferred will be so delivered or (at the risk and, if mailed at the request of the transferor otherwise than by ordinary uninsured mail, at the expense of the transferor) sent by mail to the transferor.

         (b)      Exchange of Bearer Bonds for Registered Bonds

         At the option of the holder thereof, upon presentation to the Principal Paying Agent at any time on or after 27th February, 1995 (the "Exchange Date") of a duly completed and signed request for exchange (in the form for the time being obtainable from the specified office of the Registrar or the Principal Paying Agent) together with the relevant Bearer Bonds, subject to the terms of the Agency Agreement, Bearer Bonds are exchangeable for the same aggregate principal amount of Registered Bonds, provided that (save as provided below) all unmatured Coupons relating thereto are attached thereto or are surrendered therewith. Bearer Bonds may not be surrendered in exchange for Registered Bonds after a Record Date (as defined in Condition 7) and on or before the next following Interest Payment Date (as defined in Condition 6). Interest on a Registered Bond issued on exchange will accrue as from the immediately preceding Interest Payment Date or, if none, as from 17th January, 1995 (the "Closing Date"). Within seven business days of the request, the Registrar will deliver at its specified office to the Bondholder or (at the risk and, if mailed at the request of the Bondholder otherwise than by ordinary uninsured mail, at the expense of the Bondholder) send by mail to such address as may be specified by the Bondholder in the request a Registered Bond of a like aggregate principal amount to the Bearer Bond exchanged.

         (c)      Exchange of Registered Bonds for Bearer Bonds

         At the option of the holder thereof upon presentation to the Registrar at any time on or after the Exchange Date of a duly completed and signed request for exchange (in the form for the time being obtainable from the specified office of the Registrar or the Principal Paying Agent (a "Bearer Request")) together with the relevant Registered Bonds, subject to the terms of the Agency Agreement, Registered Bonds are exchangeable in whole or in part in principal amounts of (pound)1,000 or integral multiples thereof for the same aggregate principal amount of Bearer Bonds. Interest on a Registered Bond surrendered for exchange will cease to accrue as from the Interest Payment Date immediately preceding the date of surrender or, if none, the Closing Date. Bearer Requests may not be presented on or after the Record Date in respect of any Interest Payment Date up to and including such Interest Payment Date. Bearer Requests may only be presented, and Registered Bonds may only be surrendered for exchange for Bearer Bonds, at the specified office of the Registrar. The Principal Paying Agent will within seven business days of the date of presentation to the Registrar of any Bearer Request together with the relevant Registered Bonds deliver at its specified office (or (at the risk and, if mailed at the request of the Bondholder otherwise than by ordinary uninsured mail, at the expense of the Bondholder) mail to such address, other than an address in the United States, as the Bondholder may request) the Bearer Bond or Bearer Bonds requested together with all Coupons in respect of all Interest Payment Dates falling after the date of presentation. In the case of exchange of part only of the Bonds represented by a Registered Bond, a Registered Bond for the balance after such exchange will be sent by mail by the Registrar (at the risk and, if mailed at the request of the Bondholder otherwise than by ordinary uninsured mail, at the expense of the Bondholder) to such address, other than an address in the United States, as the Bondholder may request.

         (d)      Closed Periods

         In the event of a partial redemption of Bonds under Condition 8, the Issuer shall not be required:

         (i) to register the transfer of Registered Bonds (or parts of Registered Bonds) or to exchange Bearer Bonds for Registered Bonds (or vice versa) during the period beginning on the sixty-fifth day before the date of the partial redemption and ending on the day on which notice is given specifying the serial numbers of Bonds called (in whole or in part) for redemption (both inclusive); or

         (ii) to register the transfer of any Registered Bond (or part thereof) called for partial redemption; or

         (iii) to exchange any Registered Bond (or part thereof) or Bearer Bond called for partial redemption; except that a Registered Bond (or part thereof) or Bearer Bond called for partial redemption may be exchanged for a Bearer Bond or Registered Bond, respectively, which is simultaneously surrendered not later than the relevant Record Date.

         (e)      Formalities free of charge

         Bondholders will not be required to bear the costs and expenses of effecting any registration of transfer or any exchange as provided above, except for any costs or expenses of delivery other than by ordinary uninsured mail and except that the Issuer may require the payment of a sum sufficient to cover any stamp duty, tax or other governmental charge that may be imposed in relation to the registration or exchange.

         (f)      Registrar

         The name of the initial Registrar and its initial specified office are set out at the end of these Terms and Conditions. The Issuer reserves the right, subject to the approval of the Trustee, at any time to vary or terminate the appointment of the Registrar and to appoint another Registrar. Notice of any termination or appointment and of any changes in specified office will be given to the Bondholders promptly by the Issuer in accordance with Condition 16.

3.       Status

         The Bonds and the Coupons are direct, unconditional and, subject to the provisions of Condition 5, unsecured obligations of the Issuer and, subject as aforesaid, rank and will rank pari passu, without any preference among themselves, with all other outstanding unsecured and unsubordinated obligations of the Issuer, present and future, but, in the event of insolvency, only to the extent permitted by the applicable laws relating to creditors' rights.

4.       Guarantee

         The payment of the principal and interest in respect of the Bonds and all other moneys payable by the Issuer under or pursuant to the Trust Deed has been unconditionally and irrevocably guaranteed by the Guarantor (the "Guarantee") in the Trust Deed. The obligations of the Guarantor under the Guarantee constitute direct, unconditional and (subject to the provisions of Condition 5) unsecured and unsubordinated obligations of the Guarantor and (subject as provided above) rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of the Guarantor, present and future, but, in the event of insolvency, only to the extent permitted by applicable laws relating to creditors' rights.

5.       Negative Pledge

         So long as any of the Bonds remains outstanding (as defined in the Trust Deed) the Issuer and the Guarantor will ensure that no Relevant Indebtedness (as defined below) of the Issuer, the Guarantor or any Distribution Subsidiary (as defined below) or of any other person and no guarantee by the Issuer, the Guarantor or any Distribution Subsidiary of any Relevant Indebtedness of any other person will be secured by a mortgage, charge, lien, pledge or other security interest (each a "Security Interest") upon, or with respect to, any of the present or future business, undertaking, assets or revenues (including any uncalled capital) of the Issuer, the Guarantor or any Distribution Subsidiary unless the Issuer and the Guarantor shall, before or at the same time as the creation of the Security Interest, take any and all action necessary to ensure that:

         (i) all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed, or by the Guarantor under the Guarantee, are secured equally and rateably with the Relevant Indebtedness or guarantee, as the case may be, by the Security Interest to the satisfaction of the Trustee; or

         (ii) such other Security Interest or guarantee or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer under the Bonds, the Coupons and the Trust Deed, or by the Guarantor under the Guarantee, either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders save that the Issuer, the Guarantor or any Distribution Subsidiary may create or have outstanding a Security Interest in respect of any of its Relevant Indebtedness and/or any guarantees given by the Issuer, the

         Guarantor or any Distribution Subsidiary in respect of any Relevant Indebtedness of any other person (without the obligation to provide a Security Interest or guarantee or other arrangement in respect of the Bonds, the Coupons and the Trust Deed as aforesaid) where such Relevant Indebtedness has an initial maturity falling not earlier than 17th January, 2020 and is of a maximum aggregate amount outstanding at any time not exceeding the greater of (pound)200,000,000 and 20 per cent. of the Capital and Reserves (as defined below).

         For the purposes of these Terms and Conditions:

         (A) "Capital and Reserves" means the aggregate of:

             (i) the amount paid up or credited as paid up on the share capital of the Guarantor; and

             (ii) the total of the capital, revaluation and revenue reserves of the Group, including any share premium account, capital redemption reserve and credit balance on the profit and loss account, but excluding sums set aside for taxation and amounts attributable to outside shareholders in Subsidiary Undertakings (as defined below) and deducting any debit balance on the profit and loss account, all as shown in the then latest audited consolidated balance sheet of the Group prepared in accordance with the historical cost convention (as modified by the revaluation of certain fixed assets) for the purposes of the Companies Act 1985, but adjusted as may be necessary in respect of any variation in the paid up share capital or share premium account of the Guarantor since the date of that balance sheet and further adjusted as may be necessary to reflect any change since the date of that balance sheet in the Subsidiary Undertakings comprising the Group and/or as the Auditors (as defined in the Trust Deed) may consider appropriate.

              A report by the Auditors as to the amount of the Capital and Reserves at any given time shall, in the absence of manifest error, be conclusive and binding on all parties;

         (B) "Distribution Licence" means the electricity distribution licence granted under section 6(l)(c) of the Electricity Act, as amended by the Utilities Act 2000, to the Issuer;

         (C) "Distribution Subsidiary" means any Subsidiary of the Guarantor (other than the Issuer) which holds the Distribution Licence from time to time;

         (D) "Excluded Subsidiary" means any Subsidiary of the Guarantor (other than the Issuer or a Distribution Subsidiary):

              (i) which is a single purpose company whose principal assets and business are constituted by the ownership, acquisition, development and/or operation of an asset;

              (ii) none of whose indebtedness for borrowed money in respect of the financing of such ownership, acquisition, development and/or operation of an asset is subject to any recourse whatsoever to any member of the Group (other than another Excluded Subsidiary) in respect of the repayment thereof, except as expressly referred to in paragraph (G)(ii)(3); and

              (iii) which has been designated as such by the Guarantor by written notice to the Trustee, provided that the Guarantor may give written notice to the Trustee at any time that any Excluded Subsidiary is no longer an Excluded Subsidiary, whereupon it shall cease to be an Excluded Subsidiary;

         (E)   "Group" means the Guarantor and its Subsidiary Undertakings;

         (F) "indebtedness for borrowed money" means any present or future indebtedness (whether being principal, premium, interest or other amounts) for or in respect of (i) money borrowed, (ii) liabilities under or in respect of any acceptance or acceptance credit, or (iii) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash;

         (G) "Project Finance Indebtedness" means any indebtedness for borrowed money to finance the ownership, acquisition, development and/or operation of an asset:

               (i) which is incurred by an Excluded Subsidiary; or

               (ii) in respect of which the person or persons to whom any such indebtedness for borrowed money is or may be owed by the relevant borrower (whether or not a member of the Group) has or have no recourse whatsoever to any member of the Group (other than an Excluded Subsidiary) for the repayment thereof other than:

                    (1) recourse to such borrower for amounts limited to the cash flow or net cash flow (other than historic cash flow or historic net cash flow) from such asset; and/or

                    (2) recourse to such borrower for the purpose only of enabling amounts to be claimed in respect of such indebtedness for borrowed money in an enforcement of any encumbrance given by such borrower over such asset or the income, cash flow or other proceeds deriving therefrom (or given by any shareholder or the like in the borrower over its shares or the like in the capital of the borrower) to secure such indebtedness for borrowed money, provided that (aa) the extent of such recourse to such borrower is limited solely to the amount of any recoveries made on any such enforcement, and (bb) such person or persons are not entitled, by virtue of any right or claim arising out of or in connection with such indebtedness for borrowed money, to commence proceedings for the winding up or dissolution of the borrower or to appoint or procure the appointment of any receiver, trustee or similar person or officer in respect of the borrower or any of its assets (save for the assets the subject of such encumbrance); and/or

                    (3) recourse to such borrower generally, or directly or indirectly to a member of the Group, under any form of assurance, undertaking or support, which recourse is limited to a claim for damages (other than liquidated damages and damages required to be calculated in a specified way) for breach of an obligation (not being a payment obligation or an obligation to procure payment by another or an indemnity in respect thereof or any obligation to comply or to procure compliance by another with any financial ratios or other tests of financial condition) by the person against whom such recourse is available;

         (H) "Relevant Indebtedness" means any present or future indebtedness (whether being principal, premium, interest or other amounts) in the form of or represented by notes, bonds, debentures, debenture stock, loan stock or other securities, whether issued for cash or in whole or in part for a consideration other than cash, and which, with the agreement of the person issuing the same are quoted, listed or ordinarily dealt in on any stock exchange or recognised over-the-counter or other securities market, but shall in any event not include Project Finance Indebtedness;

         (I) "Subsidiary" means a subsidiary within the meaning of Section 736 of the Companies Act 1985;

         (J)      "Subsidiary Undertaking" shall have the meaning given to it by
                  Section 258 of the Companies Act 1985 (but shall exclude any undertakings (as defined in the Companies Act 1985) whose accounts are not included in the then latest published audited consolidated accounts of the Guarantor nor (in the case of an undertaking which has first become a subsidiary undertaking of a member of the Group since the date as at which any such audited accounts were prepared) would its accounts have been so included or consolidated if it had become so on or before that date); and

         (K) any reference to an obligation being guaranteed shall include a reference to an indemnity being given in respect of the obligation.

6.       Interest


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         The Bonds bear interest from (and including) the Closing Date at the rate of 9 1/4 per cent. per annum, payable annually in arrear on 17th January in each year (each an "Interest Payment Date"), the first such payment to be made on 17th January, 1996 and to amount to a full year's interest.

         Each Bond or, in the case of the redemption of part only of a Registered Bond, that part only of the Registered Bond will cease to bear interest from its due date for redemption unless, upon due presentation, payment of the principal in respect of the Bond is improperly withheld or refused or unless default is otherwise made in respect of such payment, in which event interest shall continue to accrue as provided in the Trust Deed.

         When interest is required to be calculated in respect of a period of less than a full year, it shall be calculated on the basis of a 360 day year consisting of 12 months of 30 days each.

7.       Payments and Exchange of Talons

         Payments of principal and interest in respect of each Bearer Bond will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the Bearer Bond, except that payments of interest due on an Interest Payment Date will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupons, in each case at the specified office of any of the Paying Agents.

         Payments in respect of each Bearer Bond will be made at the specified office of any Paying Agent, at the option of the holder, by sterling cheque drawn on, or by transfer to a sterling account maintained by the payee with, a bank in London, subject in all cases to any applicable fiscal or other laws and regulations, but without prejudice to the provisions of Condition 10.

         Each Bearer Bond should be presented for payment together with all relative unmatured Coupons, failing which the full amount of any relative missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the full amount of the missing unmatured Coupon which the amount so paid bears to the total amount due) will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned above against presentation and surrender (or, in the case of part payment only, endorsement) of the relative missing Coupon at any time before the expiry of 10 years after the Relevant Date (as defined in Condition 10) in respect of the relevant Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 11), or, if later, five years after the date on which the Coupon would have become due, but not thereafter.

         Payments of principal in respect of each Registered Bond will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the Registered Bond at the specified office of

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

         the Registrar in London by sterling cheque drawn on a bank in London. Payments of interest on each Registered Bond will be made by sterling cheque drawn on a bank in London and mailed on the Business Day (as defined below) in London immediately preceding the relevant due date to the holder (or to the first named of joint holders) of the Registered Bond appearing on the register at the close of business on the seventh day before the relevant due date (the "Record Date") at his address shown on the register on the Record Date. Upon application of the holder to the specified office of the Registrar, not less than three Business Days in London before the due date for any payment in respect of a Registered Bond, the payment may be made (in the case of payment of principal against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Registered Bond as provided above) by transfer on the due date to a sterling account maintained by the payee with a bank in London. Payments in respect of principal and interest on Registered Bonds are subject in all cases to any fiscal or other laws and regulations applicable in the place of payment, but without prejudice to the provisions of Condition 10.

         A holder shall be entitled to present a Bond or Coupon for payment only on a Presentation Date and shall not be entitled to any further interest or other payment if a Presentation Date is after the due date.

         "Presentation Date" means a day which (subject to Condition 11):

         (a) is or falls after the relevant due date but, if the due date is not or was not a Business Day in London, is or falls after the next following such Business Day; and

         (b) is a Business Day in the place of the specified office of the Paying Agent (or the Registrar in the case of payments of principal in respect of Registered Bonds) at which the Bond or Coupon is presented for payment and, in the case of payment by transfer to a sterling account in London as referred to above, in London.

         "Business Day" means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments in that place.

         On and after the Interest Payment Date on which the final Coupon comprised in any Coupon sheet matures, the Talon comprised in the Coupon Sheet may be surrendered at the specified office of any Paying Agent in exchange for a further Coupon sheet (including any appropriate further Talon), subject to the provisions of Condition 11. Each Talon shall, for the purposes of these Conditions, be deemed to mature on the Interest Payment Date on which the final Coupon comprised in the relative Coupon sheet matures.

         The names of the Paying Agents and their specified offices are set out at the end of these Terms and Conditions. The Issuer reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that it will at all times maintain at least two Paying Agents having specified offices in

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

         separate European cities approved by the Trustee, one of which, so long as the Bonds are listed on the London Stock Exchange, shall be London or such other place as the London Stock Exchange may approve and one of which shall be outside the United Kingdom. Notice of any termination or appointment and of any changes in specified offices will be given to the Bondholders promptly by the Issuer in accordance with Condition 16.

8.       Redemption and Purchase

(a) Unless previously redeemed or purchased and cancelled as provided below, the Issuer will redeem the Bonds at their principal amount on 17th January, 2020.

(b) The Issuer may, at any time, having given notice to the Bondholders in accordance with this Condition 8(b) (which notice shall be irrevocable), redeem the Bonds in whole or in part (but if in part, in integral multiples of (pound)1,000,000 in principal amount thereof), at the price which shall be the higher of the following, together with interest accrued up to the date of redemption:

         (i)   par; and

         (ii) that price (the "Redemption Price"), expressed as a percentage rounded to three decimal places (0.0005 being rounded down), at which the Gross Redemption Yield on the Bonds, if they were to be purchased at such price on the third dealing day prior to the publication of the notice of redemption or, in the case of a partial redemption, the first notice of redemption referred to below, would be equal to the Gross Redemption Yield on such dealing day of the 8 3/4 per cent. Treasury Stock 2017 or of such other United Kingdom Government Stock as the Trustee, with the advice of three leading brokers operating in the gilt-edged market and/or gilt-edged market makers, shall determine to be appropriate (the "Reference Stock") on the basis of the middle market price of the Reference Stock prevailing on such dealing day, as determined by UBS Limited or its successors (or such other person(s) as the Trustee may approve).

         The Gross Redemption Yield on the Bonds and the Reference Stock will be expressed as a percentage and will be calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of Actuaries as reported in the Journal of the Institute of Actuaries, Vol. 105, Part 1, 1978, page 18 or on such other basis as the Trustee may approve.

         In the case of a partial redemption of Bonds, Bonds (or, as the case may be, parts of Registered Bonds) to be redeemed will be selected individually by lot in such place as the Trustee may approve and in such manner as the Trustee shall deem to be appropriate and fair without involving any part only of a Bearer Bond, not more than 65 days before the date fixed for redemption. In the case of a redemption of all of the Bonds pursuant to this Condition 8(b), notice will be given to the Bondholders by the Issuer in accordance with Condition 16 once not less than 30 nor more than 60 days before the date fixed for

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

         redemption. In the case of a partial redemption, notice will be so given twice, first not less than 80 nor more than 95 days, and secondly not less than 30 nor more than 60 days, before the date fixed for redemption. Each notice will specify the date fixed for redemption and the redemption price and, in the case of a partial redemption, the aggregate principal amount of the Bonds to be redeemed, the serial numbers of Bonds previously called (in whole or in part) for redemption and not presented for payment and the aggregate principal amount of the Bonds which will be outstanding after the partial redemption. In addition, in the case of a partial redemption, the first notice will specify the period during which exchanges or transfers of Bonds may not be made as provided in Condition 2 and the second notice will specify the serial numbers of the Bonds called (in whole or, in the case of Registered Bonds, in part) for redemption.

         Upon the expiry of any such notice as is referred to above, the Issuer shall be bound to redeem the Bonds to which the notice refers at the relative redemption price applicable at the date of such redemption together with interest accrued to but excluding such date.

(c) If as a result of any change in, or amendment to, the laws or regulations of the United Kingdom or any political sub-division of, or any authority in, or of, the United Kingdom having power to tax, or any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after 17th January, 1995, either (1) the Issuer has or will become obliged to pay additional amounts as provided or referred to in Condition 10 (and such amendment or change has been evidenced by the delivery by the Issuer to the Trustee (who shall, in the absence of manifest error, accept such certificate and opinion as sufficient evidence thereof) of (i) a certificate signed by two directors of the Issuer on behalf of the Issuer stating that such amendment or change has occurred (irrespective of whether such amendment or change is then effective), describing the facts leading thereto and stating that such obligation cannot be avoided by the Issuer or, as the case may be, the Guarantor taking reasonable measures available to it and (ii) an opinion in a form satisfactory to the Trustee of independent legal advisers of recognised standing to whom the Trustee shall have no reasonable objection to the effect that such amendment or change has occurred (irrespective of whether such amendment or change is then effective)), or (2) the Guarantor would be unable for reasons outside its control to procure payment by the Issuer and in making payment itself would be required to pay additional amounts, the Issuer may at its option, having given not less than 30 nor more than 60 days' notice to the Bondholders in accordance with Condition 16 (which notice shall be irrevocable), redeem all the Bonds (other than Bonds in respect of which the Issuer shall have given a notice of redemption pursuant to Condition 8(b) prior to any notice being given under this Condition 8(c)) but not some only, at their principal amount together with interest (if any) accrued to the date of redemption, provided that no notice of redemption shall be given earlier than 90 days before the earliest date on which the Issuer or, as the case may be, the Guarantor would be required to pay such additional amounts were a payment in respect of the Bonds then due.

         Upon the expiry of any such notice as is referred to above (and subject as provided above), the Issuer shall be bound to redeem the Bonds at their principal amount together with interest accrued to but excluding the redemption date.


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


(d) The Issuer, the Guarantor or any of the Guarantor's other Subsidiaries may at any time purchase Bonds in any manner and at any price. If purchases are made by tender, tenders must be available to all Bondholders alike.

(e) All Bonds which are redeemed by the Issuer will forthwith be cancelled (together, in the case of Bearer Bonds, with all relative unmatured Coupons attached to the Bearer Bonds or surrendered with the Bearer Bonds) and may not be reissued or resold. Bonds purchased by the Issuer, the Guarantor or any of the Guarantor's other Subsidiaries may be held or reissued or resold or surrendered for cancellation.

9.       Redemption at the Option of Bondholders

(a) (i) If, at any time while any of the Bonds remains outstanding, a Restructuring Event (as defined below) occurs and prior to the commencement of or during the Restructuring Period (as defined below) an independent financial adviser (as defined below) shall have certified in writing to the Trustee that such Restructuring Event will not be or is not, in its opinion, materially prejudicial to the interests of the Bondholders, the following provisions of this Condition 9 shall cease to have any further effect in relation to such Restructuring Event.

         (ii) If, at any time while any of the Bonds remains outstanding, a Restructuring Event occurs and (subject to Condition 9(a)(i)):

               (A) within the Restructuring Period, either:

                    (1) if at the time such Restructuring Event occurs there are Rated Securities (as defined below), a Rating Downgrade (as defined below) in respect of such Restructuring Event also occurs; or

                    (2) if at such time there are no Rated Securities, a Negative Rating Event (as defined below) also occurs; and

               (B) an independent financial adviser shall have certified in writing to the Trustee that such Restructuring Event will be or is, in its opinion, materially prejudicial to the interests of the Bondholders (a "Negative Certification"), then, unless at any time the Issuer shall have given a notice under Condition 8(b) in respect of the Bonds in whole or in part or Condition 8(c) in respect of all of the Bonds, in each case expiring prior to the Put Date (as defined below), the holder of each Bond will, upon the giving of a Put Event Notice (as defined below), have the option (the "Put Option") to require the Issuer to redeem or, at the option of the Issuer, purchase (or procure the purchase of) that Bond on the Put Date at its principal amount together with (or, where purchased, together with an amount equal to) interest (if any) accrued to (but excluding) the Put Date.

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


         A Restructuring Event shall be deemed not to be materially prejudicial to the interests of the Bondholders if, notwithstanding the occurrence of a Rating Downgrade, the rating assigned to the Rated Securities by any Rating Agency (as defined below) is subsequently increased to an investment grade rating (BBB-/Baa3 or their respective equivalents for the time being, or better) prior to any Negative Certification being issued.

         Any certification by an independent financial adviser as aforesaid as to whether or not, in its opinion, any Restructuring Event will be or is materially prejudicial to the interests of the Bondholders shall, in the absence of manifest error, be conclusive and binding on the Trustee, the Issuer, the Guarantor and the Bondholders. For the purposes of this Condition 9, an "independent financial adviser" means a financial adviser appointed by the Issuer and the Guarantor and approved by the Trustee (such approval not to be unreasonably withheld or delayed) or, if the Issuer and the Guarantor shall not have appointed such an adviser within 21 days after becoming aware of the occurrence of such Restructuring Event and the Trustee is indemnified to its satisfaction against the costs of such adviser, appointed by the Trustee following consultation with the Issuer.

(b) Promptly upon the Issuer becoming aware that a Put Event (as defined below) has occurred, and in any event not later than 14 days after the occurrence of a Put Event, the Issuer shall, and at any time upon the Trustee becoming similarly so aware the Trustee may, and if so requested by the holders of at least one-quarter in principal amount of the Bonds then outstanding shall, give notice (a "Put Event Notice") to the Bondholders in accordance with Condition 16 specifying the nature of the Put Event and the procedure for exercising the Put Option.

(c) To exercise the Put Option, the holder of a Bond must deliver such Bond to the specified office of any Paying Agent, on a day which is a Business Day (as defined in Condition 7) in London and in the place of such specified office falling within the period (the "Put Period") of 45 days after that on which a Put Event Notice is given, accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any Paying Agent (a "Put Notice") and in which the holder may specify a bank account complying with the requirements of Condition 7 to which payment is to be made under this Condition 9. Each Bearer Bond should be delivered together with all Coupons appertaining thereto maturing after the day (the "Put Date") being the fifteenth day after the date of expiry of the Put Period, failing which an amount equal to the face value of any such missing Coupon will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner provided in Condition 7 against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant missing Coupon at any time before the expiry of 10 years after the Relevant Date in respect of the relevant Bearer Bond (whether or not the Coupon would otherwise have become void pursuant to Condition 11) or, if later, five years after the date on which such Coupon would have become due, but not thereafter. The Paying Agent to which such Bond and Put Notice are delivered shall issue to the Bondholder concerned a non-transferable receipt in respect of the Bond so delivered. Payment in respect of any Bond so delivered shall be made, if the holder duly

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

         specifies a bank account in the Put Notice to which payment is to be made on the Put Date, by transfer to that bank account and, in every other case, on or after the Put Date in each case against presentation and surrender or (as the case may be) endorsement of such receipt at any specified office of any Paying Agent, subject in any such case as provided in Condition 7. A Put Notice, once given, shall be irrevocable. For the purposes of Conditions 1, 11, 12, 13, 15 and 17 and for certain other purposes specified in the Trust Deed, receipts issued pursuant to this Condition 9 shall be treated as if they were Bonds. The Issuer shall redeem or, at the option of the Issuer, purchase (or procure the purchase of) the relevant Bond on the applicable Put Date unless previously redeemed or purchased.

(d)      For the purposes of these Terms and Conditions:

         (i)      A "Negative Rating Event" shall be deemed to have occurred if
                  (A) the Issuer does not either prior to or not later than 14 days after the date of a Negative Certification in respect of the relevant Restructuring Event, seek, and thereupon use all reasonable endeavours to obtain, a rating of the Bonds or any other unsecured and unsubordinated debt of the Issuer (or of any Subsidiary of the Guarantor and which is guaranteed on an unsecured and unsubordinated basis by the Guarantor) having an initial maturity of five years or more from a Rating Agency or
                  (B) if it does so seek and use such endeavours, it is unable, as a result of such Restructuring Event, to obtain such a rating of at least investment grade (BBB-/Baa3, or their respective equivalents for the time being).

         (ii) A "Put Event" occurs on the date of the last to occur of (aa) a Restructuring Event, (bb) either a Rating Downgrade or, as the case may be, a Negative Rating Event and (cc) the relevant Negative Certification.

         (iii) "Rating Agency" means Standard & Poor's Ratings Group or any of its successors or Moody's Investors Service or any of its successors or any rating agency substituted for either of them (or any permitted substitute of them) by the Issuer from time to time with the prior written approval of the Trustee (such approval not to be unreasonably withheld or delayed).

         (iv) A "Rating Downgrade" shall be deemed to have occurred in respect of a Restructuring Event if the then current rating assigned to the Rated Securities by any Rating Agency (whether provided by a Rating Agency at the invitation of the Issuer or by its own volition) is withdrawn or reduced from an investment grade rating (BBB-/Baa3, or their respective equivalents for the time being, or better) to a non-investment grade rating (BB+/Ba1, or their respective equivalents for the time being, or worse) or, if the Rating Agency shall then have already rated the Rated Securities below investment grade (as described above), the rating is lowered one full rating category.

         (v) "Rated Securities" means the Bonds, if at any time and for so long as they shall have a rating from a Rating Agency, and

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

                  otherwise any other unsecured and unsubordinated debt of the Issuer (or of any Subsidiary of the Guarantor and which is guaranteed on an unsecured and unsubordinated basis by the Guarantor or the Issuer) having an initial maturity of five years or more which is rated by a Rating Agency.

         (vi) "Restructuring Event" means the occurrence of any one or more of the following events:

                  (A) (aa) the Secretary of State for Trade and Industry (or any successor) giving the Issuer or any Distribution Subsidiary written notice of revocation of the
                         Distribution Licence or (bb) the Issuer or any Distribution Subsidiary agreeing in writing with the Secretary of State for Trade and Industry (or any successor) to any revocation or surrender of the Distribution Licence or (cc) any legislation (whether primary or subordinate) being enacted terminating or revoking the Distribution Licence, except in any such case in circumstances where a licence or licences on substantially no less favourable terms is or are granted to the Issuer or a wholly-owned Subsidiary of the Issuer (the "Relevant Subsidiary") and in the case of such Relevant Subsidiary at the time of such grant it either executes in favour of the Trustee an unconditional and irrevocable guarantee in respect of the Bonds in such form as the Trustee may approve (such approval not to be unreasonably withheld or delayed) or becomes the primary obligor under the Bonds in accordance with Condition 14; or

                    (B) any modification (other than a modification which is of a formal, minor or technical nature) being made to the terms and conditions of the Distribution Licence on or after 1st October, 2001 unless two directors of the Guarantor have certified in good faith to the Trustee that the modified terms and conditions are not materially less favourable to the business of the Guarantor; or

                    (C) any legislation (whether primary or subordinate) is enacted which removes, qualifies or amends (other than an amendment which is of a formal, minor or technical nature) the duties of the Secretary of State for Trade and Industry (or any successor) and/or the Gas and Electricity Markets Authority (or any successor) under
                         Section 3 of the Electricity Act 1989, as amended by the Utilities Act 2000, unless two directors of the Guarantor have certified in good faith to the Trustee that such removal, qualification or amendment does not have a materially adverse effect on the financial condition of the Guarantor.

           (vii) "Restructuring Period" means:

                    (A) if at the time a Restructuring Event occurs there are Rated Securities, the period of 90 days starting from and including the day on which that Restructuring Event occurs; or


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


                    (B) if at the time a Restructuring Event occurs there are no Rated Securities, the period staffing from and including the day on which that Restructuring Event occurs and ending on the day 90 days following the later of (aa) the date on which the Issuer shall seek to obtain a rating pursuant to Condition 9(d)(i) prior to the expiry of the 14 days referred to in the definition of Negative Rating Event and (bb) the date on which a Negative Certification shall have been given to the Issuer in respect of that Restructuring Event.

           (viii) A Rating Downgrade or a Negative Rating Event or a non-investment grade rating shall be deemed not to have occurred as a result or in respect of a Restructuring Event if the Rating Agency making the relevant reduction in rating or, where applicable, declining to assign a rating of at least investment grade as provided in this Condition 9 does not announce or publicly confirm or inform the Trustee in writing at its request that the reduction or, where applicable, declining to assign a rating of at least investment grade was the result, in whole or in part, of any event or circumstance comprised in or arising as a result of the applicable Restructuring Event.

         The Trust Deed provides that the Trustee is under no obligation to ascertain whether a Restructuring Event, a Negative Rating Event or any event which could lead to the occurrence of or could constitute a Restructuring Event has occurred and until it shall have actual knowledge or express notice pursuant to the Trust Deed to the contrary the Trustee may assume that no Restructuring Event, Negative Rating Event or other such event has occurred.

10.      Taxation

         All payments in respect of the Bonds or the Guarantee by the Issuer or, as the case may be, the Guarantor shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the United Kingdom, or any political sub-division of, or any authority in, or of, the United Kingdom having power to tax, unless the withholding or deduction of the Taxes is required by law. In that event, the Issuer or, as the case may be, the Guarantor will pay such additional amounts as may be necessary in order that the net amounts received by the Bondholders and Couponholders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of the Bonds or, as the case may be, Coupons in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any Bond or Coupon:

         (a) to, or to a third party on behalf of, a holder who is liable to the Taxes in respect of the Bond or Coupon by reason of his having some connection with the United Kingdom other than the mere holding of the Bond or Coupon; or

         (b)      where the Coupon is presented for payment in the United
                  Kingdom; or


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


         (c) presented for payment more than 30 days after the Relevant Date except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of such period of 30 days; or

         (d) to, or to a third party on behalf of, a holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or other similar claim for exemption to the relevant tax authority; or

         (e) where the withholding or deduction is imposed on payment to an individual and is required to be made pursuant to any European Union Directive on the taxation of savings implementing the conclusions of the ECOFIN Council meeting of 26-27 November 2000 or any law implementing or complying with, or introduced in order to conform to, such Directive; or

         (f) presented for payment by or on behalf of a holder who would have been able to avoid the withholding or deduction by presenting the relevant Bond or Coupon to another Paying Agent in a Member State of the EU.

         As used herein, "Relevant Date" means the date on which the payment first becomes due but, if the full amount of the money payable has not been received in London by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect shall have been duly given to the Bondholders by the Issuer in accordance with Condition 16.

         Any reference in these Terms and Conditions to any amounts in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition or under any undertakings given in addition to, or in substitution for, this Condition pursuant to the Trust Deed.

11.      Prescription

         Bonds (whether in bearer or registered form) and Coupons (which for this purpose shall not include Talons) will become void unless presented for payment within periods of 10 years (in the case of principal) and five years (in the case of interest) from the Relevant Date in respect of the Bonds or, as the case may be, the Coupons, subject to the provisions of Condition 7. There shall not be included in any Coupon sheet issued upon exchange of a Talon any Coupon which would be void upon issue under this Condition or Condition 7.

12.      Events of Default

         The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall, (but, in the case of the happening of any of the events mentioned in sub-paragraphs (b), (c), (e), (f) and (g) below, only if the Trustee shall have certified in writing to the Issuer that such event is, in its opinion, materially prejudicial to the interests of the Bondholders and subject in each case to being indemnified by, or on behalf of, Bondholders to its satisfaction), give notice to the Issuer that the Bonds are, and they shall accordingly thereby forthwith become, immediately due and repayable at their principal amount together with accrued interest (as provided in the Trust Deed) if any of the following events (each an "Event of Default") shall have occurred (unless such Event of Default has been remedied to the satisfaction of the Trustee):

         (a) if default is made for a period of 14 days or more in the payment of any principal or the purchase price due in respect of any Bond pursuant to Condition 9 or 21 days or more in the payment of any interest due in respect of the Bonds or any of them; or

         (b) if the Issuer fails to perform or observe any of its other obligations, covenants, conditions or provisions under the Bonds or the Trust Deed and (except where the Trustee shall have certified to the Issuer in writing that it considers such failure to be incapable of remedy in which case no such notice or continuation as is hereinafter mentioned will be required) such failure continues for the period of 60 days (or such longer period as the Trustee may in its absolute discretion permit) next following the service by the Trustee on the Issuer of notice requiring the same to be remedied; or

         (c) if (i) any other indebtedness for borrowed money of the Issuer becomes due and repayable prior to its stated maturity by reason of an event of default (howsoever described) or (ii) any such indebtedness for borrowed money is not paid when due or, as the case may be, within any applicable grace period (as originally provided) or (iii) the Issuer fails to pay when due (or, as the case may be, within any originally applicable grace period) any amount payable by it under any present or future guarantee for, or indemnity in respect of, any indebtedness for borrowed money of any person or (iv) any security given by the Issuer for any indebtedness for borrowed money of any person or any guarantee or indemnity of indebtedness for borrowed money of any person becomes enforceable by reason of default in relation thereto and steps are taken to enforce such security save in any such case where there is a bona fide dispute as to whether the relevant indebtedness for borrowed money or any such guarantee or indemnity as aforesaid shall be due and payable, provided that the aggregate amount of the relevant indebtedness for borrowed money in respect of which any one or more of the events mentioned above in this sub-paragraph (c) has or have occurred equals or exceeds whichever is the greater of(pound)20,000,000 or its equivalent in other currencies (as determined by the Trustee) or 2 per cent. of the Capital and Reserves, and for the purposes of this sub-paragraph (c), "indebtedness for borrowed money" shall exclude Project Finance Indebtedness and "Capital and Reserves" shall be determined as if, in the definition in clause (A) of Condition 5, the word "Issuer" appeared in place of the word "Guarantor" and the terms "Group" and "Subsidiary Undertakings" shall be determined with reference to the Issuer rather than the Guarantor; or

         (d) if any order shall be made by any competent court or any resolution shall be passed for the winding up or dissolution of the Issuer, save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement on terms previously approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders; or

         (e) if the Issuer shall cease to carry on the whole or substantially the whole of its business, save for the purposes of amalgamation, merger, consolidation, reorganisation, reconstruction or other similar arrangement (i) under which all or substantially all of its assets are transferred to a third party or parties (whether associates or not) for full consideration by the Issuer on an arm's length basis or
                  (ii) the terms of which have previously been approved in writing by the Trustee or by an Extraordinary Resolution of the Bondholders, provided that if the Issuer shall cease to hold or shall transfer the Distribution Licence it shall be deemed to have ceased to carry on the whole or substantially the whole of its business (and exception (i) does not apply) unless the transferee assumes all the Issuer's obligations under the Bonds and the Trust Deed as primary obligor or gives a guarantee in form and substance acceptable to the Trustee in respect of the obligations of the Issuer under the Bonds and the Trust Deed; or

         (f) if the Issuer shall suspend or shall threaten to suspend payment of its debts generally or shall be declared or adjudicated by a competent court to be unable, or shall admit in writing its inability, to pay its debts (within the meaning of Section 123(1) or (2) of the Insolvency Act 1986) as they fall due, or shall be adjudicated or found insolvent by a competent court or shall enter into any composition or other similar arrangement with its creditors under Section 1of the Insolvency Act 1986; or

         (g) if a receiver, administrative receiver, administrator or other similar official shall be appointed in relation to the Issuer or in relation to the whole or a substantial part of the undertaking or assets of any of them or a distress, execution or other process shall be levied or enforced upon or sued out against, or an encumbrancer shall take possession of, the whole or a substantial part of the assets or any of them and in any of the foregoing cases it or he shall not be paid out or discharged within 90 days (or such longer period as the Trustee may in its absolute discretion permit).

         For the purposes of sub-paragraph (f) above, Section 123(l)(a) of the Insolvency Act 1986 shall have effect as if for "(pound)750" there was substituted "(pound)250,000" or such higher figure as the Gas and Electricity Markets Authority (or any successor) may from time to time determine by notice in writing to the Secretary of State for Trade and Industry (or any successor).

         The Issuer shall not be deemed to be unable to pay its debts for the purposes of sub-paragraph (f) above if any such demand as is mentioned in Section 123(1)(a) of the Insolvency Act 1986 is being contested in good faith by the Issuer with recourse to all appropriate measures and procedures or if any such demand is satisfied before the expiration of such period as may be stated in any notice given by the Trustee under the first paragraph of this Condition 11.

13.      Enforcement

         The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer or the Guarantor as it may think fit to enforce the provisions of the Trust Deed, the Bonds and the Coupons but it shall not be bound to take any proceedings or any other action in relation to the Trust Deed, the Bonds or the Coupons unless
         (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding, and (b) it shall have been indemnified to its satisfaction. No Bondholder or Couponholder shall be entitled to proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and such failure shall be continuing.

14.      Substitution

         The Trustee may, without the consent of the Bondholders or Couponholders, agree with the Issuer and the Guarantor to the substitution in place of the Issuer or the Guarantor (or, in either case, of any previous substitute under this Condition) as the principal debtor under or, as the case may be, guarantor in respect of, the Bonds, the Coupons and the Trust Deed of any Subsidiary of the Issuer (including a Relevant Subsidiary, as defined in, and subject to compliance with Condition 9(d)(vi)) or the Guarantor, subject to (a) the Bonds being unconditionally and irrevocably guaranteed by the Issuer (save where the Issuer has transferred the Distribution Licence to the substituted Subsidiary) or the Guarantor, (b) the Trustee being satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution, and (c) certain other conditions set out in the Trust Deed being complied with.

15.      Replacement of Bonds and Coupons

         Should any Bond or Coupon be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Paying Agent in London, in the case of a Bearer Bond or Coupon, or the Registrar, in the case of a Registered Bond, upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Bonds or Coupons must be surrendered before replacements will be issued.

16.      Notices

         Notices to holders of Registered Bonds will be mailed to them at their respective addresses in the Register and deemed to have been given on the fourth weekday after the date of mailing, provided that, if at any time by reason of suspension or curtailment (or expected suspension or

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

         curtailment) of postal services within the United Kingdom or elsewhere, the Issuer is unable effectively to give notice to holders of Registered Bonds through the post, notices to holders of Registered Bonds will be valid if given in the same manner as other notices set out below.

         Other notices to the Bondholders will be valid if published in a leading English language daily newspaper published in London or such other English language daily newspaper with general circulation in Europe as the Trustee may approve. Any notice shall be deemed to have been given on the date of publication or, if so published more than once, on the date of the first publication. It is expected that publication will normally be made in the Financial Times. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve.

         Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the Bondholders in accordance with this Condition.

17.      Meetings of Bondholders, Modification, Waiver and Authorisation

(a) The Trust Deed contains provisions for convening meetings of the Bondholders to consider any matter affecting their interests, including the modification by Extraordinary Resolution of these Terms and Conditions or the provisions of the Trust Deed. The quorum at any meeting for passing an Extraordinary Resolution will be one or more persons present holding or representing a clear majority in principal amount of the Bonds for the time being outstanding, or at any adjourned such meeting one or more persons present whatever the principal amount of the Bonds held or represented by him or them, except that at any meeting, the business of which includes the modification of certain of the provisions of these Terms and
         Conditions and certain of the provisions of the Trust Deed, the necessary quorum for passing an Extraordinary Resolution will be one or more persons present holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, of the principal amount of the Bonds for the time being outstanding. An Extraordinary Resolution passed at any meeting of the Bondholders will be binding on all Bondholders, whether or not they are present at the meeting, and on all Couponholders.

(b) The Trustee may agree, without the consent of the Bondholders or Couponholders, to any modification (subject to certain exceptions) of, or to the waiver or authorisation of any breach or proposed breach of, any of these Terms and Conditions or any of the provisions of the Trust Deed which is not, in the opinion of the Trustee, materially prejudicial to the interests of the Bondholders or to any modification which is of a formal, minor or technical nature or to correct a manifest error.

(c) In connection with the exercise by it of any of its trusts, powers, authorities or discretions (including, without limitation, any modification, waiver, authorisation or substitution), the Trustee shall have regard to the interests of the Bondholders as a class and, in particular but without limitation, shall not have regard to the

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

         consequences of the exercise of its trusts, powers, authorities or discretions for individual Bondholders and Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory and the Trustee shall not be entitled to require, nor shall any Bondholder or Couponholder be entitled to claim, from the Issuer, the Trustee or any other person any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders or Couponholders except to the extent already provided for in Condition 10 and/or any undertaking given in addition to, or in substitution for, Condition 10 pursuant to the Trust Deed.

(d) Any modification, waiver or authorisation shall be binding on the Bondholders and the Couponholders and, unless the Trustee agrees otherwise, any modification shall be notified by the Issuer to the Bondholders as soon as practicable thereafter in accordance with Condition 16.

18.      Indemnification of the Trustee

         The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from taking action unless indemnified to its satisfaction.

19.      Further Issues

         The Issuer is at liberty from time to time without the consent of the Bondholders or Couponholders to create and issue further bonds or notes (whether in bearer or registered form) either (a) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) and so that the same shall be consolidated and form a single series with the outstanding bonds or notes of any series (including the Bonds) constituted by the Trust Deed or any supplemental deed or (b) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Issuer may determine at the time of the issue. Any further bonds or notes which are to form a single series with the outstanding bonds or notes of any series (including the Bonds). constituted by the Trust Deed or any supplemental deed shall, and any other further bonds or notes may (with the consent of the Trustee), be constituted by a deed supplemental to the Trust Deed. The Trust Deed contains provisions for convening a single meeting of the Bondholders and the holders of bonds or notes of other series in certain circumstances where the Trustee so decides.

20.      Contracts (Rights of Third Parties) Act 1999

         No rights are conferred on any person under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Bond, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

21.      Governing Law

         The Trust Deed, the Bonds and the Coupons are governed by, and will be construed in accordance with, English law.

                             PRINCIPAL PAYING AGENT

                                 CITIBANK, N.A.
                               5 Carmelite Street
                                 London EC4Y OPA

                            Telephone: 020 7508 3841
                               Fax: 020 7508 3878
                           Attention: Agency and Trust

                               OTHER PAYING AGENT

                             BNP PARIBAS LUXEMBOURG
                               10A Boulevard Royal
                                L-2093 Luxembourg

                                    REGISTRAR

                           COMPUTERSHARE SERVICES PLC
                                  The Pavilions
                                Bridgewater Road
                                     Bristol
                                    BS99 7NH

and/or such other or further Principal Paying Agent, other Paying Agents and Registrar and/or specified offices as may from time to time be appointed by the Issuer or the Guarantor with the approval of the Trustee and notice of which has been given to the Bondholders.



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
                               THE THIRD SCHEDULE

                 REGISTER AND TRANSFER OF REGISTERED SECURITIES

1. The Issuer shall at all times ensure that the Registrar maintains in Bristol, London, or at such other place as the Trustee may agree, a register showing the amount of the Registered Securities from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Registered Securities. The Trustee and the holders of the Registered Securities or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the register and take copies of or extracts from it. The register may be closed by the Issuer for such periods at such times (not exceeding in total 30 days in any one year) as it may think fit.

2. Each Registered Security shall have an identifying certificate number which shall be entered on the register.

3. The Registered Securities are transferable by execution of the form of transfer endorsed thereon under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. In each case the signature(s) must be guaranteed by a commercial bank with a correspondent bank in New York City, Luxembourg or London or by an institution which is a member of The New York Stock Exchange or The American Stock Exchange in New York City or the Luxembourg Stock Exchange or The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited.

4. The Registered Securities to be transferred must be delivered for registration to the specified office of the Registrar or any Transfer Agent with the form of transfer endorsed thereon duly completed and executed and must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and such other evidence as the Issuer may reasonably require to prove the title of the transferor or his right to transfer the Registered Securities and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so.

5. The executors or administrators of a deceased holder of Registered Securities (not being one of several joint holders) and in the case of the death of one or more of several joint holders the survivor or survivors of such joint holders shall be the only person or persons recognised by the Issuer as having any title to such Registered Securities.

6. Any person becoming entitled to Registered Securities in consequence of the death or bankruptcy of the holder of such Registered Securities may upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the Issuer shall require be registered himself as the holder of such Registered Securities or, subject to the preceding paragraphs as to transfer, may transfer such Registered Securities. The Issuer shall be at liberty to retain any amount payable upon the Registered Securities

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

         to which any person is so entitled until such person shall be registered as aforesaid or shall duly transfer the Registered Securities.

7. Unless otherwise requested by him, the holder of Registered Securities of any series shall be entitled to receive only one Registered Security in respect of his entire holding of such series.

8. The joint holders of Registered Securities of any series shall be entitled to one Registered Security only in respect of their joint holding of such series which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the register of the holders of Registered Securities in respect of such joint holding.

9. Where a holder of Registered Securities has transferred part only of his holding of any series there shall be delivered to him without charge a Registered Security in respect of the balance of such holding.

10. The Issuer shall make no charge to the Holders for the registration of any holding of Registered Securities or any transfer thereof or for the issue thereof or for the delivery thereof at the specified office of the Registrar or of any Transfer Agent or by post to the address specified by the Holder. If any Holder entitled to receive a Registered Security wishes to have the same delivered to him otherwise than at the specified office of the Registrar or of any Transfer Agent, such delivery shall be made, upon his written request to the Registrar or such Transfer Agent, at his risk and (except where sent by post to the address specified by the Holder) at his expense.

11. The holder of a Registered Security may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Registered Security notwithstanding any notice any person may have of the right, title, interest or claim of any other person thereto. The Issuer and the Trustee shall not be bound to see to the execution of any trust to which any Registered Security may be subject and no notice of any trust shall be entered on the register. The holder of a Registered Security will be recognised by the Issuer as entitled to his Registered Security free from any equity, set-off or counterclaim on the part of the Issuer against the original or any intermediate holder of such Registered Security.

                              THE FOURTH SCHEDULE

                       PROVISIONS FOR MEETINGS OF HOLDERS

1.   (A)
As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

               (i) "voting certificate" shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

                    (a) that on the date thereof Bearer Securities (not being Bearer Securities in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Securities will cease to be so deposited or held until the first to occur of:

                         (1) the conclusion of the meeting specified in such certificate or, if later, of any adjourned such meeting; and


                         (2) the surrender of the certificate to the Paying Agent who issued the same; and

                    (b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Bearer Securities represented by such certificate;

               (ii) "block voting instruction" shall mean an English language document issued by a Paying Agent and dated in which:

                    (a) it is certified that Bearer Securities (not being Bearer Securities in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Securities will cease to be so deposited or held until the first to occur of:

                         (1) the conclusion of the meeting specified in such document or, if later, of any adjourned such meeting; and

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

                         (2) the surrender to the Paying Agent not less than 48 hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such deposited Bearer Security which is to be released or (as the case may require) the Bearer Security or Bearer Securities ceasing with the agreement of the Paying Agent to be held to its order or under its control and the giving of notice by the Paying Agent to the Issuer in accordance with paragraph 17 hereof of the necessary amendment to the block voting instruction;

                           (b) it is certified that each holder of such Bearer Securities has instructed such Paying Agent that the vote(s) attributable to the Bearer Security or Bearer Securities so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48 hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

                           (c) the aggregate principal amount of the Bearer Securities so deposited or held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

                           (d) one or more persons named in such document (each hereinafter called a "proxy") is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Bearer Securities so listed in accordance with the instructions referred to in (c) above as set out in such document;

                  (iii) "24 hours" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

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

                  (iv) "48 hours" shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

     (B) A holder of a Bearer Security may obtain a voting certificate in respect of such Bearer Security from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Bearer Security by depositing such Bearer Security with such Paying Agent or (to the satisfaction of such Paying Agent) by such Bearer Security being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in sub-paragraph (i)(a) or (ii)(a) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in sub-paragraph
          (ii)(b) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Holders be deemed to be the holder of the Bearer Securities to which such voting certificate or block voting instruction relates and the Paying Agent with which such Bearer Securities have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Bearer Securities.

     (C)  (i)       A holder of Registered  Securities may, by an instrument
                    in writing in the English language (a "form of proxy") signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a "proxy") to act on his or its behalf in connection with any meeting of the Holders and any adjourned such meeting.

          (ii) Any holder of Registered Securities which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a "representative") in connection with any meeting of the Holders and any adjourned such meeting.

          (iii) Any proxy appointed pursuant to sub-paragraph (i) above or representative appointed pursuant to sub-paragraph (ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Holders, to be the holder of the Registered Securities to which such

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                    appointment   relates  and  the  holder  of  the  Registered
                    Securities shall be deemed for such purposes not to be the holder.

2. The Issuer, the Guarantor or the Trustee may at any time and the Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in principal amount of the Securities of any series for the time being outstanding convene a meeting of the Holders and if the Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Trustee may appoint or approve.

3. At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Holders prior to any meeting of the Holders in the manner provided by Condition 16. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (i) Bearer Securities may, not less than 48 hours before the time fixed for the meeting, be deposited with Paying Agents or (to their satisfaction) held to their order or under their control for the purpose of obtaining voting certificates or appointing proxies and (ii) the holders of Registered Securities may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar not less than 48 hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Trustee (unless the meeting is convened by the Trustee), to the Issuer (unless the meeting is convened by the Issuer) and to the Guarantor (unless the meeting is convened by the Guarantor).

4. A person (who may but need not be a Holder) nominated in writing by the Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the meeting or adjourned meeting the Holders present shall choose one of their number to be Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. At any such meeting one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Securities for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the

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         aggregate a clear  majority in principal  amount of the Securities for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each of which shall, subject only to Clause 19(B)(ii), only be capable of being effected after having been approved by Extraordinary Resolution) namely:

         (i) reduction or cancellation of the amount payable or, where applicable, modification (except where such modification is, in the opinion of the Trustee, bound to result in an increase), of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal, premium or interest in respect of the Securities;

         (ii) alteration of the currency in which payments under the Securities and Coupons are to be made;

         (iii) alteration of the majority required to pass an Extraordinary Resolution;

         (iv) the sanctioning of any such scheme or proposal as is described in paragraph 18(I) below; and

         (v) alteration of this proviso or the proviso to paragraph 6 below;

         the quorum shall be one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than two-thirds of the principal amount of the Securities for the time being outstanding.

6. If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Holders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 14 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Trustee). If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than 14 clear days (but without any maximum number of clear days), and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding

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         Securities or voting  certificates or being proxies or representatives
         (whatever  the  principal   amount  of  the   Securities  so  held  or
         represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary Resolution or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph 5 above shall be one or more persons present holding Securities or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the principal amount of the Securities for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10 were substituted for 21 in paragraph 3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Holder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the Issuer, the Guarantor the Trustee or any person present holding a Security or a voting certificate or being a proxy or representative (whatever the principal amount of the Securities so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph 12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

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12.      Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Trustee and its lawyers and financial advisers and any director, officer or employee of a corporation being a trustee of these presents and any director or officer of each of the Issuer or the Guarantor and its lawyers and its accountants and financial advisers and any other person authorised so to do by the Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of "outstanding" in Clause 1, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Holders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Holders by Conditions 12 and 13 unless he either produces the Bearer Security or Bearer Securities of which he is the holder or a voting certificate or is a proxy or a representative or is the holder of a Registered Security or Registered Securities. No person shall be entitled to vote at any meeting in respect of Securities held by, for the benefit of, or on behalf of, the Issuer, the Guarantor any other Subsidiary of the Guarantor, any holding company of the Guarantor or any other Subsidiary of any such holding company. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise connected with the Issuer or the Guarantor.

14.      Subject as provided in paragraph 13 hereof at any meeting:

         (A) on a show of hands every person who is present in person and produces a Bearer Security or voting certificate or is a holder of Registered Securities or is a proxy or representative shall have one vote; and

         (B) on a poll every person who is so present shall have one vote in respect of each (pound)1 or such other amount as the Trustee may in its absolute discretion stipulate (or, in the case of meetings of holders of Securities denominated in another currency, such amount in such other currency as the Trustee in its absolute discretion may stipulate) in principal amount of the Securities so produced or represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which he is the holder.

         Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Holders.

16. Each block voting instruction together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar at such place as the Trustee shall approve not less than 24

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         hours before the time  appointed  for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Trustee before the commencement of the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Holders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Registered Security from the holder thereof by the Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24 hours and 48 hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used.

18. A meeting of the Holders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 and 6 above) namely:

         (A) Power to sanction any compromise or arrangement proposed to be made between the Issuer, the Guarantor, the Trustee, any Appointee and the Holders and Couponholders or any of them.

         (B) Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, any Appointee, the Holders, the Couponholders. the Issuer or the Guarantor against any other or others of them or against any of their property whether such rights shall arise under these presents or otherwise.

         (C) Power to assent to any modification of the provisions of these presents which shall be proposed by the Issuer, the Guarantor, the Trustee or any Holder.

         (D) Power to give any authority or sanction which under the provisions of these presents is required to be given by Extraordinary Resolution.

         (E) Power to appoint any persons (whether Holders or not) as a committee or committees to represent the interests of the Holders and to confer upon such committee or committees any powers or discretions which the Holders could themselves exercise by Extraordinary Resolution.

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         (F)      Power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents.

         (G) Power to discharge or exonerate the Trustee and/or any Appointee from all liability in respect of any act or omission for which the Trustee and/or such Appointee may have become responsible under these presents.

         (H) Power to authorise the Trustee and/or any Appointee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution.

         (I) Power to sanction any scheme or proposal for the exchange or sale of the Securities for or the conversion of the Securities into or the cancellation of the Securities in consideration of shares, stock, bonds, notes, debentures, debenture stock and/or other obligations and/or securities of the Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, bonds, notes, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

19. Any resolution passed at a meeting of the Holders duly convened and held in accordance with these presents shall be binding upon all the Holders whether present or not present at such meeting and whether or not voting and upon all Couponholders and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Holders shall be published in accordance with Condition 16 by the Issuer within 14 days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

20. The expression "Extraordinary Resolution" when used in these presents means a resolution passed at a meeting of the Holders duly convened and held in accordance with these presents by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll.

21. Minutes of all resolutions and proceedings at every meeting of the Holders shall be made and entered in books to be from time to time provided for that purpose by the Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

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22.      (A)    If and whenever the Issuer shall have issued and have
                outstanding Securities of more than one series the foregoing provisions of this Schedule shall have effect subject to the following modifications:

                (i) a resolution which in the opinion of the Trustee affects the Securities of only one series shall be deemed to have been duly passed if passed at a separate meeting of the holders of the Securities of that series;

                (ii) a resolution which in the opinion of the Trustee affects the Securities of more than one series but does not give rise to a conflict of interest between the holders of Securities of any of the series so affected shall be deemed to have been duly passed if passed at a single meeting of the holders of the Securities of all the series so affected;

                (iii) a resolution which in the opinion of the Trustee affects the Securities of more than one series and gives or may give rise to a conflict of interest between the holders of the Securities of one series or group of series so affected and the holders of the Securities of another series or group of series so affected shall be deemed to have been duly passed only if passed at separate meetings of the holders of the Securities of each series or group of series so affected; and

                (iv) to all such meetings all the preceding provisions of this Schedule shall mutatis mutandis apply as though references therein to Securities, Holders and holders were references to the Securities of the series or group of series in question or to the holders of such Securities, as the case may be.

         (B)    If the Issuer shall have issued and have  outstanding
                Securities which are not denominated in pounds sterling, in the case of any meeting of holders of Securities of more than one currency the principal amount of such Securities shall (i) for the purposes of paragraph 2 above be the equivalent in pounds sterling at the spot rate of a bank nominated by the Trustee for the conversion of the relevant currency or currencies into pounds sterling on the seventh dealing day prior to the day on which the requisition in writing is received by the Issuer and (ii) for the purposes of paragraphs 5, 6 and 14 above (whether in respect of the meeting or any adjourned such meeting or any poll resulting therefrom) be the equivalent at such spot rate on the seventh dealing day prior to the day of such meeting. In such circumstances, on any poll each person present shall have one vote for each(pound)1 (or such other pound sterling amount as the Trustee may in its absolute discretion stipulate) in principal amount of the Securities (converted as above) which he holds or represents.

23. Subject to all other provisions of these presents the Trustee may without the consent of the Issuer, the Guarantor, the Holders or the Couponholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Holders and attendance and voting thereat as the Trustee may in its sole discretion think fit.

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                               THE FIFTH SCHEDULE

     PROVISIONS AS TO REGISTERED SECURITIES IN UNCERTIFICATED FORM

(1) The Issuer may, but shall not be obliged to, make arrangements for Registered Securities comprised in any series of Securities to be Participating Securities.

(2) For so long as the Registered Securities comprised in or, as the case may be, comprising any series of Securities continue to be Participating Securities, no provision of those presents (including, but not limited to, any Condition of such Participating Securities) shall apply to such Participating Securities or have effect in respect of the same, to the extent that it is in any respect inconsistent with:

         (i) the holding of title to such Participating Securities in uncertificated form;

         (ii) the transfer of title to such Participating Securities by means of a relevant system or

         (iii)  the Regulations.

(3) Without prejudice to the generality of paragraph (2) of this Schedule and notwithstanding any provision of these presents (including, but not limited to, any Condition of any Participating Securities):

         (i) the Register in respect of Participating Securities shall be maintained at all times in the United Kingdom and shall specify the amount of Participating Securities held by each holder which is in certificated and uncertificated form respectively;

         (ii) subject to sub-paragraph (vi) below, an entry on to the Register which records a holder as holding Participating Securities in uncertificated form shall be evidence of such title to such Participating Securities to the same extent as would be evidenced if the entry on the Register related to Participating Subsidiaries held in certified form;

         (iii) entries on the Register in respect of Participating Securities held in uncertificated form may not be rectified except with the consent of the Operator or by order of a court in the United Kingdom and, where an entry on the Register is in respect of such Participating Securities is so rectified or otherwise changed (except in response to an Operator-instruction), the Operator and the holders of the relevant Participating Subsidiaries shall be immediately notified of the changes to the entry;

         (iv) notwithstanding Section 358 of the Companies Act 1985, any other enactment or any provision of these presents, the Register in relation to Participating Securities shall not be closed by the Issuer without the consent of the Operator;

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         (v)      transfers of title to Participating Securities in
                  uncertificated form shall be effected by means of the relevant system concerned in the manner provided for, and subject as provided in, the Regulations and accordingly (and in particular) where the Conditions of the Participating Securities require or contemplate the effecting of a transfer of an instrument in writing and the production of Participating Securities in certified form such provisions shall not apply in respect of such Participating Securities in uncertificated form;

         (vi) transfers of title to uncertificated Participating Securities shall be registered in accordance with, and subject as provided in, the Regulations and any purported registration of title in respect of Participating Securities in uncertificated form otherwise than in accordance with the Regulations shall have no effect;

         (vii) Participating Securities shall not be changed from uncertificated form to certificated form except in accordance with and subject as provided in the Regulations;

         (viii) Participating Securities shall not be changed from certificated form to if uncertificated form except in accordance with and subject as provided in the Regulations;

         (ix) Participating Securities may be issued in uncertificated form to a person who is a system-member and, upon the issue in uncertificated form of new Participating Securities, the Issuer or a sponsoring system participant on its behalf shall by issuer-instruction notify the Operator to whom the uncertificated Participating Securities have been issued and the number of units of Participating Securities issued to each such person. For the purposes of calculating the number of units of new uncertificated Participating Securities to which a system-member is entitled, the Issuer may treat a system-member's holdings of certificated Participating Securities and uncertificated Participating Securities as if they were separate holdings;

         (x) the provisions of the Fourth Schedule with respect to meetings of Holders shall have effect subject to the provisions of regulation 34 of the Regulations;

         (xi) none of the provisions of these presents (including, but not limited to, any Condition of any Participating Securities relating to form, denomination, title and transfer of such Participating Securities) shall apply so as to require the Issuer or the Registrar to issue a certificate for such Participating Securities to any person hold, such Participating Securities in uncertificated form;

         (xii) notwithstanding sub-paragraph (xi) above and, for the avoidance of doubt, the Conditions of any Participating Securities shall remain so applicable (and accordingly the Issuer shall continue to comply with the same in accordance with the provisions of these presents) notwithstanding that

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                  they are not endorsed on, or on any certificate for, any
                  Participating Securities which are in uncertificated form;

         (xiii) each holder of Participating Securities in uncertificated form shall be sent by the Issuer within seven days of becoming such a holder, a copy of the Conditions thereof and any other document containing equivalent information to that normally endorsed on any certificates (but so that joint holders of such Participating Securities shall be entitled to receive one copy only of the Conditions or such other document in respect of the Participating Securities held jointly by them, which copy shall be sent to that one of the joint holders whose name stands first in the Register in respect of that holding);

         (xiv) notwithstanding any Condition of any Participating Securities or any other provision of these presents relating to payment in respect of any Participating Securities, where the Issuer is authorised to do so by or on behalf of the holder or all joint holders of such Participating Securities in uncertificated form in such manner as the Issuer shall from time to time consider sufficient, the Issuer may pay or procure the payment of the principal and premium (if any) for the time being owing on, the interest payable in respect of and/or any other moneys payable by the Issuer to such holder or joint holders pursuant to these presents in respect of such Participating Securities by means of the relevant system concerned (subject always to the facilities and requirements of that relevant system). Such payment may include the sending by the Issuer or by a sponsoring system-participant on its behalf of an issuer-instruction to the Operator of the relevant system concerned to credit the account of the holder or joint holders concerned or of such person as the holder or a joint holders may in writing direct, in either case being an account designated by the Operator of such relevant system as the cash memorandum account of the holder or joint holders or, as the case may be, of such person. The making of such payment in accordance with the facilities and requirements of the relevant system concerned shall constitute a good discharge to the Issuer therefor. For the purposes of this sub-paragraph (xiv), evidence of title to any Participating Securities in uncertificated form in accordance with the Regulations shall be sufficient for such payments to be made;

         (xv) notwithstanding any Condition of any Participating Securities or any other provision of these presents which provides for or which contemplates payment of principal and premium (if any) against presentation and surrender (or, in the case of part payment only, endorsement) of, or of certificates for, Participating Securities, if Participating Securities fail to be redeemed and are in uncertificated form on the relevant Redemption Date then, subject to sub-paragraph (xvi) below and provided that it has complied with its obligations in relation to payment of the amount due in respect of the relevant redemption pursuant to these presents and the relevant Agency Agreement the Issuer may at any time on or after the Redemption Date send or procure that a sponsoring system-participant sends on its behalf an

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

                  issuer-instruction to the Operator of the relevant system concerned requesting or requiring the cancellation or deletion of the appropriate computer-based entries in the relevant system concerned that relate to the relevant Participating Securities (being or including entries that caused or could cause the Operator to generate an Operator-instruction to the Issuer or to a sponsoring system-participant acting on its behalf to register a transfer of the relevant Participating Securities). The Issuer or a sponsoring system-participant on its behalf may obtain, by means of the relevant system concerned (or by such other means as the Issuer shall determine having regard to the facilities and requirements of the relevant system concerned), confirmation of such cancellation or deletion;

         (xvi) in relation to any Participating Securities which are to be redeemed and which are (or, in the absence of this sub-paragraph (xvi), would or may be) in uncertificated form on the relevant Redemption Date, the Issuer shall be entitled to determine and/or alter the procedure for effecting the redemption of such Participating Securities in such manner as it shall, in its absolute discretion, determine, subject always to the facilities and requirements of the relevant system concerned. In particular (but without limiting the generality of the foregoing):

                  (a)      the issuer-instruction referred to in sub-paragraph
                           (xv) above may be given in such form as the Issuer may from time to time determine and may have such effect, and/or cause the Operator to take such action, in relation to the relevant system concerned and the relevant Participating Securities as the Issuer may from time to time determine (consistent always with the facilities and requirements of the relevant system concerned, the Regulations and the redemption, on the relevant Redemption Date, of the relevant Participating Securities);

                    (b) if the Issuer or any sponsoring system-participant acting on its behalf is unable, for any
                           reason, to send or  receive   properly
                           authenticated   dematerialised instructions,  or  if
                           the Issuer or any sponsoring system- participant acting on its behalf has not received confirmation in a form satisfactory to the Issuer of the cancellation or deletion of the computer based entries as contemplated by subparagraph
                           (xv) above or if the Issuer so determines for any other reason, the Issuer may, so far as it is able having regard to the facilities and requirements of the relevant system concerned and the Regulations, require or request the Operator of
                           the   relevant   system concerned   to  take   the
                           action   referred   to  in sub-paragraph (xv) above
                           (subject always as provided in sub-paragraph (a) above) by some means other than by means of an issuer-instruction or the Issuer may (by notice in writing to the relevant holder or holders of the relevant Participating Securities, which notice may be included in the relevant notice of redemption (if any)) require such holder or holders to convert the relevant Participating Securities from uncertificated to certificated form; and

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

         (xvii) for the avoidance of doubt, any Participating Securities may be held in uncertificated form by not more than four joint holders.

(4) The Trustee shall be entitled, without the consent of the Holders, to concur in making any modifications to the provisions of these presents requested by the Issuer in order to reflect changes in the Regulations or in the law and practice relating to the holding and transfer of Participating Securities in uncertificated form.

(5) The Issuer shall concur at the request of the Trustee in making any modifications to the provisions of these presents reasonably requested by the Trustee relating to the Regulations and/or the holding and transfer of Participating Securities in uncertificated form.

(6) The due performance and/or observance by the Registrar in respect of the relevant Participating Securities of the terms of paragraph (3) of this Schedule and the Regulations shall be a good discharge of the obligations of the Issuer under such paragraph and the Regulations to the extent of such performance and/or observance.


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


Executed as a deed by
YORKSHIRE ELECTRICITY DISTRIBUTION PLC

Acting by:


--------------------------
Director


--------------------------
Director/Secretary


Executed as a deed by
YORKSHIRE ELECTRICITY GROUP PLC

Acting by:


--------------------------
Director


--------------------------
Director/Secretary



THE COMMON SEAL of           )
BANKERS TRUSTEE              )
COMPANY LIMITED was          )
affixed to this deed in the  )
presence of:                 )



                  Director



                  Assistant Secretary


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